LEASE


                               DATED MAY 10, 1999

                                 BY AND BETWEEN



                           ORCHARD JAY INVESTORS, LLC
                                      and
                                 DAVID J. BROWN


                                  as Landlord

                                      and

                               CYLINK CORPORATION

                                   as Tenant



                      AFFECTING PREMISES COMMONLY KNOWN AS

                            3131 and 3151 Jay Street
                            Santa Clara, California



                  [12/15/95 MULTI TENANT NET INDUSTRIAL LEASE]


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                               TABLE OF CONTENTS
                                                                           PAGE:
                                                                           -----
ARTICLE 1 - DEFINITIONS
         1.1      General                                                    1
         1.2      Additional Rent                                            1
         1.3      Address for Notices                                        1
         1.4      Agents                                                     1
         1.5      Agreed Interest Rate                                       1
         1.6      Base Monthly Rate                                          1
         1.7      Building                                                   1
         1.8      Commencement Date                                          1
         1.9      Common Area                                                1
         1.10     Common Operating Expense                                   1
         1.11     Consumer Price Index                                       1
         1.12     Effective Date                                             1
         1.13     Event of Tenant's Default                                  1
         1.14     Hazardous Materials                                        1
         1.15     Insured and Uninsured Peril                                1
         1.16     Law                                                        1
         1.17     Lease                                                      1
         1.18     Lease Term                                                 1
         1.19     Lender                                                     1
         1.20     Permitted Use                                              1
         1.21     Premises                                                   1
         1.22     Project                                                    2
         1.23     Private Restrictions                                       2
         1.24     Real Property Taxes                                        2
         1.25     Scheduled Commencement Date                                2
         1.26     Security Instrument                                        2
         1.27     Summary                                                    2
         1.28     Tenant's Alterations                                       2
         1.29     Tenant's Share                                             2
         1.30     Trade Fixtures                                             2

ARTICLE 2 - DEMISE, CONSTRUCTION, AND ACCEPTANCE                             2
         2.1      Demise of Premises                                         2
         2.2      Commencement Date                                          2
         2.3      Construction of Improvements                               2
         2.4      Delivery and Acceptance of Possession                      2
         2.5      Early Occupancy                                            3

ARTICLE 3 - RENT                                                             3
         3.1      Base Monthly Rent                                          3
         3.2      Additional Rent                                            3
         3.3      Payment of Rent                                            3
         3.4      Late Charge and Interest on Rent in Default                3
         3.5      Security Deposit                                           3

ARTICLE 4 - USE OF PREMISES                                                  3
         4.1      Limitation on Use                                          3
         4.2      Compliance with Regulations                                4
         4.3      Outside Areas                                              4
         4.4      Signs                                                      4
         4.5      Parking                                                    4
         4.6      Rules and Regulations                                      4

                                       i
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                               TABLE OF CONTENTS
                                  (continued)

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ARTICLE 5 - TRADE FIXTURES AND ALTERATIONS                                   4
         5.1      Trade Fixtures                                             4
         5.2      Tenant's Alterations                                       4
         5.3      Alterations Required by Law                                5
         5.4      Amortization of Certain Capital Improvements               5
         5.5      Mechanic's Liens                                           5
         5.6      Taxes on Tenant's Property                                 6

ARTICLE 6 - REPAIR AND MAINTENANCE                                           6
         6.1      Tenant's Obligation to Maintain                            6
         6.2      Landlord's Obligation to Maintain                          6
         6.3      Control of Common Area                                     6

ARTICLE 7 - WASTE DISPOSAL AND UTILITIES                                     7
         7.1      Waste Disposal                                             7
         7.2      Hazardous Materials                                        7
         7.3      Utilities                                                  8
         7.4      Compliance with Governmental Regulations                   8

ARTICLE 8 - COMMON OPERATING EXPENSES                                        8
         8.1      Tenant's Obligation to Reimburse                           8
         8.2      Common Operating Expenses Defined                          8
         8.3      Real Property Taxes Defined                                9

ARTICLE 9 - INSURANCE                                                        9
         9.1      Tenant's Insurance                                         9
         9.2      Landlord's Insurance                                      10
         9.3      Tenant's Obligation to Reimburse                          10
         9.4      Release and Waiver of Subrogation                         10

ARTICLE 10 - LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY               11
         10.1     Limitation on Landlord's Liability                        11
         10.2     Limitation on Tenant's Recourse                           11
         10.3     Indemnification of Landlord                               11
         10.4     Indemnification of Tenant                                 11

ARTICLE 11 - DAMAGE TO PREMISES                                             11
         11.1      Landlord's Duty to Restore                               11
         11.2      Landlord's Right to Terminate                            11
         11.3      Tenant's Right to Terminate                              12
         11.4      Abatement of Rent                                        12

                                       ii
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                               TABLE OF CONTENTS
                                  (continued)

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ARTICLE 12 - CONDEMNATION                                                   12
        12.1      Landlord's Termination Right                              12
        12.2      Tenant's Termination Right                                12
        12.3      Restoration and Abatement of Rent                         13
        12.4      Temporary Taking                                          13
        12.5      Division of Condemnation Award                            13

ARTICLE 13 - DEFAULT AND REMEDIES                                           13
        13.1      Events of Tenant's Default                                13
        13.2      Landlord's Remedies                                       13
        13.3      Waiver                                                    14
        13.4      Limitation on Exercise of Rights                          14
        13.5      Waiver by Tenant of Certain Remedies                      15
        13.6      Events of Landlord's Default                              15

ARTICLE 14 - ASSIGNMENT AND SUBLETTING                                      15
        14.1      Transfer by Tenant                                        15
        14.2      Transfer by Landlord                                      17

ARTICLE 15 - GENERAL PROVISIONS                                             17
        15.1      Landlord's Right to Enter                                 17
        15.2      Surrender of the Premises                                 17
        15.3      Holding Over                                              18
        15.4      Subordination                                             18
        15.5      Mortgagee Protection and Attornment                       18
        15.6      Estoppel Certificates and Financial Statements            18
        15.7      Reasonable Consent                                        18
        15.8      Notices                                                   19
        15.9      Attorney's Fees                                           19
        15.10     Corporate Authority                                       19
        15.11     Miscellaneous                                             19
        15.12     Termination by Exercise of Right                          19
        15.13     Brokerage Commissions                                     19
        15.14     Force Majeure                                             20
        15.15     Entire Agreement                                          20
        15.16     Quiet Possession                                          20

EXHIBITS

         Exhibit A - Site plan of the Project containing a description of the Premises

         Exhibit B - Improvement Agreement

         Exhibit C - Approved Specifications

         Exhibit D - Acceptance Agreement

         Exhibit E - Description of Private Restrictions

         Exhibit F - Sign Criteria

         Exhibit G - Form of Subordination Agreement

         Exhibit H - Hazardous Materials Questionnaire

         Exhibit I - Santa Clara File A.3429

                          SUMMARY OF BASIC LEASE TERMS


        SECTION
    (LEASE REFERENCE)               TERMS

           A.             Lease Reference Date: May 10, 1999
     (Introduction)

           B.             Landlord:    Orchard Jay Investors, LLC
     (Introduction)                    a California limited liability company
                                       and David J. Brown

           C.             Tenant:      Cylink Corporation
     (Introduction)                    a California corporation

           D.             Premises:    That area  consisting  of  95,828  square
       (ss.1.21)                       feet  of   gross   leasable   area,   the
                                       addresses  of which are 3131 and 3151 Jay
                                       Street, Santa Clara, California within the Buildings as shown on Exhibit A.

           E.             Project:     The  land  and   improvements   shown  on
       (ss.1.22)                       Exhibit   A   consisting   of  three  (3)
                                       buildings, the aggregate gross leasable area of which is 142,552 square feet.

           F.             Building:    The  buildings  in which the Premises are
       (ss. 1.7)                       located   known   as  3131   Jay   Street
                                       containing  49,104  square  feet of gross
                                       leasable   area  and   3151  Jay   Street
                                       containing 46,724 square feet of gross leasable area.

           G.             Tenant's Share:   100% of Buildings B and C
       (ss.1.29)                            67.22% of the Project

           H.             Tenant's Allocated Parking Stalls:  362 stalls.
       (ss.4.5)

           I.             Scheduled Commencement Date: September 1, 1999.
      (ss. 1.25)

           J.             Lease Term:  120  calendar  months  (plus the  partial
      (ss. 1.18)                       month following the Commencement  Date if
                                       such date is not the first day of a month).

           K.
       (ss. 3.1)          Base Monthly Rent:   Months  1  -  12: $174,406.96
                                               Months 13  -  24: $179,639.17
                                               Months 25  -  36: $185,028.34
                                               Months 37  -  48: $190,579.19
                                               Months 49  -  60: $196,296.57
                                               Months 61  -  72: $202,185.47
                                               Months 73  -  84: $208,251.03
                                               Months 85  -  96: $214,498.56
                                               Months 97  - 108: $220,933.52
                                               Months 109 - 120: $227.561.52

           L.             Prepaid Rent:     $174,406.96
       (ss. 3.3)

           M.             Security Deposit: $827,561.52.
       (ss. 3.5)                            Refer  to  First  Addendum  to Lease
                                            Paragraph 3.

           N.             Permitted Use:    General office, marketing, research,
       (ss. 4.1)                            assembly,  testing  and other  legal
                                            related   uses.   However,   without
                                            Landlord's     permission,     which
                                            Landlord  may  withhold  in its sole
                                            discretion,  neither  Tenant nor any
                                            successor, assignee, or subtenant of
                                            Tenant,  shall use the  facility  in
                                            any way which is  inconsistent  with
                                            or in violation of the provisions of
                                            that  certain  hazardous   materials
                                            condition  for  Orchard  Properties'
                                            Project at 3131 and 3151 Jay Street,
                                            Santa  Clara  (File   A.3429)  dated
                                            March 13,  1998,  a copy of which is
                                            attached  hereto  as  Exhibit  I and
                                            incorporated herein by reference.

           0.             Permitted Tenant's Alterations Limit:   $10,000.00
       (ss. 5.2)

           P.
       (ss. 9.1)          Tenant's Liability Insurance Minimum:   $2,000,000.00

           Q.             Landlord's Address: Orchard Jay Investors, LLC
       (ss. 1.3)                              and David J. Brown
                                              c/o Orchard Properties
                                              2290 North First Street, Suite 300
                                              San Jose, CA 95131

           R.             Tenant's Address:   Prior to the Commencement Date:
       (ss. 1.3)
                                              Cylink Corporation
                                              Attn:  Chief Financial Officer
                                              910 Hermosa Court
                                              Sunnyvale, CA 94088-3759

                                              Cylink Corporation
                                              Attn:  General Counsel
                                              910 Hermosa Court
                                              Sunnyvale, CA 94088-3759


                                              After the Commencement Date:

                                              Cylink Corporation
                                              Attn:  Chief Financial Officer
                                              3151 Jay Street
                                              Santa Clara, CA 95054

                                              Cylink Corporation
                                              Attn:  General Counsel
                                              3151 Jay Street
                                              Santa Clara, CA 95054

           S.             Retained Real Estate Brokers:   CB Richard Ellis
      (ss. 15.13)

           T.             Lease:       This Lease  includes  the  summary of the
       (ss. 1.17)                      Basic  Lease  Terms,  the Lease,  and the
                                       following  exhibits  and  addenda:  First
                                       Addendum  to Lease;  Exhibit A (Site plan
                                       of the Project containing  description of
                                       the  Premises),  Exhibit  B  (Improvement
                                       Agreement),     Exhibit    C    (Approved
                                       Specifications),  Exhibit  D  (Acceptance
                                       Agreement),  Exhibit  E  (Description  of
                                       Private  Restrictions),  Exhibit  F (Sign
                                       Criteria),    Exhibit    G    (Form    of
                                       Subordination   Agreement),   Exhibit   H
                                       (Hazardous   Materials    Questionnaire),
                                       Exhibit I (Santa Clara File A.3429)

         The foregoing Summary is hereby incorporated into and made part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.


LANDLORD:                                      TENANT:


ORCHARD JAY INVESTORS LLC                      CYLINK CORPORATION
a California limited liability company         a California corporation

By: /s/ David J. Brown                         By: /s/ [ILLEGIBLE]
    -----------------------                        -----------------------
        David J. Brown
        Managing Member                        Its: Chief Financial Officer
                                                    -----------------------
Dated: May 11, 1999
       --------------------                    Dated: May 10, 1999
                                                      -----------------------

DAVID J. BROWN
                                               By: /s/ [ILLEGIBLE]
By: /s/ David J. Brown                             -----------------------
    -----------------------
                                               Its: Corporate Secretary
Dated: May 11, 1999                                 -----------------------
       --------------------
                                               Dated: May 10, 1999
                                                      -----------------------

                                       2
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This Lease is dated as of the lease reference date specified in Section A of the
Summary and is made by and between the party identified as Landlord in Section B of the Summary and the party identified as Tenant in Section C of the Summary.


                                   ARTICLE I

                                  DEFINITIONS

         1.1 General: Any initially capitalized term that is given a special meaning by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.

         1.2 Additional Rent: The term "Additional Rent" is defined in P.13.2.

         1.3 Address for Notices: The term "Address for Notices" shall mean the addresses set forth in Sections Q and R of the Summary; provided, however, that after the Commencement Date, Tenant's Address for Notices shall be the address of the Premises.

         1.4 Agents: The term "Agents" shall mean the following: (i) with respect to Landlord or Tenant, the agents, employees, contractors, and invitees of such party; and (ii) in addition with respect to Tenant, Tenant's subtenants and their respective agents, employees, contractors, and invitees.

         1.5 Agreed Interest Rate: The term "Agreed Interest Rate" shall mean that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) 5% in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by Law.

         1.6 Base Monthly Rent: The term "Base Monthly Rent" shall mean the fixed monthly rent payable by Tenant pursuant to P.3.1 which is specified in Section K of the Summary.

         1.7 Building: The term "Building" shall mean the building in which the Premises are located which Building is identified in Section F of the Seminary, the gross leasable area of which is referred to herein as the "Building Gross Leasable Area."

         1.8 Commencement Date: The term "Commencement Date" is the date the Lease Term commences, which term is defined in P.2.2.

         1.9 Common Area: The term "Common Area" shall mean all areas and facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like. The Common Area does not include any portion of the interior of 3101 Jay Street.

         1.10 Common Operating Expenses: The term "Common Operating Expenses" is defined in P.8.2.

         1.11 Consumer Price Index: The term "Consumer Price Index" shall refer to the Consumer Price Index, All Urban Consumers, subgroup "All Items", for the San Francisco-Oakland-San Jose metropolitan area (base year 1982-84 equals 100), which is presently being published monthly by the United States Department of Labor, Bureau of Labor Statistics. However, if this Consumer Price Index is changed so that the base year is altered from that used as of the commencement of the initial term of this Lease, the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics to obtain the same results that would have been obtained had the base year not been changed. If no conversion factor is available, or if the Consumer Price Index is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof and the term "Consumer Price Index" shall thereafter refer to the most nearly comparable official price index of the United States government in order to obtain substantially the same result as would have been obtained had the original Consumer Price Index not been discontinued, revised or changed, which alternative index shall be selected by Landlord and shall be subject to Tenant's written approval.

         1.12 Effective Date: The term "Effective Date" shall mean the date the last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease

         1.13 Event of Tenant's Default: The term "Event of Tenant's Default" is defined in P.13.1.

         1.14  Hazardous   Materials:   The  terms  "Hazardous   Materials"  and
"Hazardous Materials Laws" are defined in P.7.2E.

         1.15 Insured and Uninsured Peril: The terms "Insured Peril" and "Uninsured Peril" are defined in P.11.2E.

         1.16 Law: The term "Law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date or any time during the Lease Term.

         1.17 Lease: The term "Lease" shall mean the Summary and all elements of this Lease identified in Section T of the Summary, all of which are attached hereto and incorporated herein by this reference.

         1.18 Lease Term: The term "Lease Term" shall mean the term of this Lease which shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.

         1.19 Lender: The term "Lender" shall mean any beneficiary, mortgagee, secured party, lessor, or other holder of any Security Instrument.

         1.20 Permitted Use: The term "Permitted Use" shall mean the use specified in Section N of the Summary.

         1.21 Premises: The term "Premises" shall mean that building area described in Section D of the Summary that is within the Building.

         1.22 Project:  The term "Project" shall mean that real


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property and the  improvements  thereon  which are specified in Section E of the
Summary, the aggregate gross leasable area of which is referred to herein as the "Project Gross Leasable Area."

         1.23 Private Restrictions: The term "Private Restrictions" shall mean all recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises which (i) exist as of the Effective Date, or (ii) are recorded after the Effective Date and are approved by Tenant in writing.

         1.24 Real Property Taxes: The term "Real Property Taxes" is defined in P.8.3.

         1.25 Scheduled Commencement Date: The term "Scheduled Commencement Date" shall mean the date specified in Section I of the Summary.

         1.26 Security Instrument: The term "Security Instrument" shall mean any underlying lease, mortgage or deed of trust which now or hereafter affects the Project, and any renewal, modification, consolidation, replacement or extension thereof.

         1.27 Summary: The term "Summary" shall mean the Summary of Basic Lease Terms executed by Landlord and Tenant that is part of this Lease.

         1.28 Tenant's Alterations: The term "Tenant's Alterations" shall mean all improvements, additions, alterations, and fixtures installed in the Premises by Tenant at its expense which are not Trade Fixtures.

         1.29 Tenant's Share: The term "Tenant's Share" shall mean the percentage obtained by dividing Tenant's Gross Leasable Area by the Building Gross Leasable Area, which as of the Effective Date is the percentage identified in Section G of the Summary.

         1.30 Trade Fixtures: The term "Trade Fixtures" shall mean (i) Tenant's inventory, furniture, signs, and business equipment, and (ii) anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without material injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Premises.

                                   ARTICLE 2

                      DEMISE, CONSTRUCTION AND ACCEPTANCE

         2.1 Demise of Premises: Landlord hereby leases to Tenant, and Tenant leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises for Tenant's own use in the conduct of Tenant's business together with (i) the non-exclusive right to use the number of Tenant's Allocated Parking Stalls within the Common Area (subject to the limitations set forth in P.4.5), and (ii) the non-exclusive right to use the Common Area for ingress to and egress from the Premises and for the purposes of performing Tenant's obligations hereunder. Landlord reserves the use of the exterior walls, the roof and the area beneath and above the Premises, together with the right to install, maintain, use, and replace ducts, wires, conduits and pipes leading through the Premises in locations which will not materially interfere with Tenant's use of the Premises.

         2.2 Commencement Date: The Scheduled Commencement Date shall be only an estimate of the actual Commencement Date, and subject to the provisions of Exhibit B, the term of this Lease shall begin on the first to occur of the following, which shall be the "Commencement Date" (provided, that in no event shall the Commencement Date occur prior to September 1, 1999): (i) the date Landlord offers to deliver possession of the Premises to Tenant following Substantial Completion (as defined in Exhibit B hereto) of all improvements to be constructed by Landlord pursuant to P.2.3 except for punch list items which do not prevent Tenant from using the Premises for the Permitted Use and such work as Landlord is required to perform but cannot complete until Tenant performs necessary portions of construction work it has elected or is required to do; or (ii) the date Tenant enters into occupancy of the Premises (which shall not include any Early Occupancy Period).

         2.3 Construction of Improvements: Prior to the Commencement Date, Landlord shall construct certain improvements that shall constitute or become part of the Premises if required by, and then in accordance with, the terms of Exhibit B and Exhibit C.

         2.4 Delivery and Acceptance of Possession: If Landlord is unable to (deliver possession of the Premises to Tenant on or before the Scheduled Commencement Date for any reason whatsoever, this Lease shall not be void or void able, so long as the Premises are Substantially Complete (as defined in Exhibit B, the Interior Improvement Agreement) not later than December 31, 1999, plus one day for each day of delay in completion caused by Tenant as defined in Paragraph 7 of Exhibit B, the Interior Improvement Agreement, and one day for each day of delay caused by force majeure factors as defined in Paragraph 15.14 of this Lease and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. However, no more than thirty (30) calendar days shall be added to the foregoing period on account of force majeure. Tenant shall accept possession and enter into good faith occupancy of the entire Premises and endeavor to commence the operation of its business therein within 30 days after the Commencement Date. Tenant acknowledges that it has had un opportunity to conduct, and has conducted, such inspections of the Premises as it deems necessary to evaluate its condition. Except as otherwise specifically provided herein, (including the warranties of Landlord set forth herein, which shall not be affected by Tenant's acceptance of possession) Tenant agrees to accept possession of the Premises in its then existing condition, "as-is", including all patent and latent defects. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of any work of improvement done by Landlord in such part as complete and in accordance with the terms of this Lease except for defects of which Tenant has given Landlord written notice prior to the time Tenant takes possession and except for items covered under the Landlord's warranties provided in this Lease. At the time
Landlord delivers possession of the Premises to Tenant, Landlord and Tenant shall together execute an acceptance agreement in the form attached as Exhibit D appropriately completed. Landlord shall have no obligation to deliver possession, nor shall Tenant be entitled to take occupancy, of the Premises until such acceptance agreement has been executed, and Tenant's obligation to pay Base Monthly Rent and Additional Rent shall not be excused or delayed because of Tenant's failure to execute such acceptance

                                       2

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agreement.

         2.5 Early Occupancy: If Tenant enters or permits its contractors to enter the Premises prior to the Commencement Date pursuant to Paragraph 4A of the First Addendum to Lease, it shall do so upon all of the terms of this Lease (including its obligations regarding indemnity and insurance) except those regarding the obligation to pay rent, which shall commence on the Commencement Date.


                                   ARTICLE 3

                                      RENT

         3.1 Base Monthly Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary.

         3.2 Additional Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay the following as additional rent (the "Additional Rent"): (i) any late charges or interest due Landlord pursuant to P.3.4; (ii) Tenant's Share of Common Operating Expenses as provided in P.8.1;
(iii) Landlord's share of any Subrent received by Tenant upon certain assignments and sublettings as required by P.14.1; (iv) any legal fees and costs due Landlord pursuant to P.15.9; and (v) any other charges due Landlord pursuant to this Lease.

         3.3 Payment of Rent: Concurrently with the execution of this Lease by both parties, Tenant shall pay to Landlord the amount set forth in Section L of the Summary as prepayment of rent for credit against the first installment(s) of Base Monthly Rent. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. If Section K of the Summary provides that the Base Monthly Rent is to be increased during the Lease Term and if the date of such increase does not fall on the first day of a calendar month, such increase shall become effective on the first day of the next calendar month. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as specifically provided in P.11.4 and P.12.3), and without any prior demand therefor. Rent shall be paid to Landlord at its address set forth in Section Q of the Summary, or at such other place as Landlord may designate from time to time. Tenant's obligation to pay Base Monthly Rent and Tenant's Share of Common Operating Expenses shall be prorated at the commencement and expiration of the Lease Term.

         3.4 Late Charge and Interest on Rent in Default: If any Base Monthly Rent or Additional Rent is not received by Landlord from Tenant within five (5) business days after Landlord has notified Tenant in writing that payment of such rent has not been received by Landlord, then Tenant shall immediately pay to Landlord a late charge equal to 5% of such delinquent rent as liquidated damages for Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to P.13.2C. If any rent remains delinquent for a period in excess of 30 days then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

         3.5 Security Deposit: On the Effective Date, Tenant shall deposit with Landlord the amount set forth in Section M of the Summary as security for the performance by Tenant of its obligations under this Lease, and not as prepayment of rent (the "Security Deposit"). Landlord may from time to time apply such portion of the Security Deposit as is reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of rent; (ii) to repair damage to the Premises caused by Tenant; (iii) to clean the Premises upon termination of the Lease; and (iv) to remedy any other default of Tenant to the extent permitted by Law and, in this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7. In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Premises during the Lease Term, Landlord may pay the Security Deposit to any transferee of Landlord's interest in conformity with the provisions of California Civil Code Section 1950.7 and/or any successor statute, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit.

                                   ARTICLE 4

                                USE OF PREMISES

         4.1 Limitation on Use: Tenant shall use the Premises solely for the Permitted Use specified in Section N of the Summary. Tenant shall not do anything in or about the Premises which will (i) cause structural injury to the Building, or (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant's Trade Fixtures and Tenant's Alterations, and then only in a manner which has been first approved by Landlord in writing. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment within or servicing the Building, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any Law. Except as approved by Landlord, Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in an neat,

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clean  attractive  and orderly  condition,  free of any  nuisances.  If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any sale
of  any  kind,   including   any   public  or   private   auction,   fire  sale,
going-out-of-business sale, distress sale or other liquidation sale.

         4.2 Compliance with Regulations: Tenant shall not use the Premises in any manner which violates any Laws or Private Restrictions which affect the Premises. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions. Tenant shall make any alteration, addition, or other capital improvement which is required by any Laws or Private Restrictions for Tenant's particular use of the Premises. Landlord shall make any alteration, additions, or other capital improvements which are required by any Laws or Private Restrictions for buildings in general and shall be reimbursed for such matters to the extent otherwise allowed by the Lease. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering Tenant's Alterations or any improvements installed by Landlord at its expense or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease.

         4.3  Outside  Areas:  No  materials,  supplies,  tanks  or  containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

         4.4 Signs: Tenant shall not place on any portion of the Premises any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws, Private Restrictions, and Landlord's sign criteria Exhibit F, and expenses shall be allocated, as set forth in Exhibit F. Tenant shall maintain such signs in good condition and repair.

         4.5 Parking: Tenant is allocated and shall have the non-exclusive right to use not more than the number of Tenant's Allocated Parking Stalls contained within the Project described in Section H of the Summary for its use and the use of Tenant's Agents, the location of which may be designated from time to time by Landlord. Tenant shall not at any time use more parking spaces than the number so allocated to Tenant or park its vehicles or the vehicles of others in any portion of the Project not designated by Landlord as a non-exclusive parking area. Tenant shall not have time exclusive right to use any specific parking space. If Landlord grants to any other tenant the exclusive right to use any particular parking space(s), Tenant shall not use such spaces. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's Agents utilizing parking spaces in excess of the parking spaces allowed for Tenant's use to be towed away at Tenant's cost. All trucks and delivery vehicles shall be (i) parked at the rear of the Building, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain on the Project only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects or is required by any Law to limit or control parking in the Project, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord. [See First Addendum to Lease, Paragraph 7.]

         4.6 Rules and Regulations: Landlord may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees. Such rules and regulations shall be binding upon Tenant, and Tenant agrees to abide by such rules and regulations as long as: (i) the rules and regulations do not require tenant to pay additional Base Monthly Rent or Additional Rent; (ii) no rules and regulations or amendments or additions thereto are binding on Tenant until the tenth (10th) business day after Tenant receives written notice of the change, and no rules and regulations or amendments or additions thereto applies retroactively; and
(iii) the rules and regulations or amendments or additions thereto, do not materially decrease Tenant's rights or materially increase Tenant's obligations under the terms and conditions under this Lease. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Project of any such rules and regulations.

                                   ARTICLE 5

                         TRADE FIXTURES AND ALTERATIONS

         5.1 Trade Fixtures: Throughout the Lease Term, Tenant may provide and install, and shall maintain good condition, any Trade Fixtures required in the conduct of its business in the Premises. All Trade Fixtures shall remain Tenant's property.

         5.2   Tenant's   Alterations:   Construction   by  Tenant  of  Tenant's
Alterations shall be governed by the following:

                  A. Tenant shall not construct any Tenant's Alterations or otherwise alter the Premises without Landlord's prior written approval. Tenant shall be entitled, without Landlord's prior approval, to make Tenant's Alterations (i) which do not affect the structural or exterior parts or water tight character of the Building, and (ii) the reasonably estimated cost of which, plus the original cost of any part of the Premises removed or materially altered in connection with such Tenant's Alterations, together do not exceed the Permitted Tenant Alterations Limit specified in Section O of the Summary per work of improvement. In the event Landlord's approval for any Tenant's Alterations is required, Tenant shall not construct the Leasehold Improvement until Landlord has approved in writing the plans and specifications therefor, and such Tenant's Alterations shall be constructed substantially in compliance with such

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approved plans and  specifications  by a licensed  contractor  first approved by
Landlord. All Tenant's Alterations constructed by Tenant shall be constructed by a licensed contractor in accordance with all Laws using new materials of good quality.

                  B. Tenant shall not commence construction of any Tenant's Alterations until (i) all required governmental approvals and permits have been obtained (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five days' prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders' risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.

                  C. All Tenant's Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises. At the expiration or sooner termination of the Lease Term, all Tenant's Alterations shall be surrendered to Landlord as part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant's Alterations, Tenant shall so remove such Tenant's Alterations prior no the expiration or sooner termination of the Lease Term. Notwithstanding the foregoing, Tenant shall not be obligated to remove any Tenant's Alterations with respect to which the following is true: (i) Tenant was required, or elected, to obtain the approval of Landlord to the installation of the Leasehold Improvement in question; and (ii) at the time Landlord granted its approval, it did not inform Tenant in writing that it would require Tenant to remove such Leasehold Improvement at the expiration of the Lease Term.

         5.3 Alterations Required by Law: Tenant shall make any alteration, addition or change of any sort to the Premises that is required by any Law because of (i) Tenant's particular use or change of use of the Premises; (ii) Tenant's application for any permit or governmental approval; or (iii) Tenant's construction or installation of any Tenant's Alterations or Trade Fixtures. Any other alteration, addition, or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord's right to reimbursement from Tenant specified in P.5.4).

         5.4 Amortization of Certain Capital Improvements: Tenant shall pay Additional Rent in the event Landlord reasonably elects or is required to make any of the following kinds of capital improvements to the Project and the cost thereof is not reimbursable as a Common Operating Expense: (i) capital improvements required to be constructed in order to comply with any Law (excluding any Hazardous Materials Law) not in effect or applicable to the Project as of the Effective Date; (ii) modification of existing or construction of additional capital improvements or building service equipment to the extent that the cost thereof would reduce the cost of consumption of utility services or the cost of Common Operating Expenses of the Project payable by Tenant; (iii) replacement of capital improvements or building service equipment existing as of the Effective Date when required because of normal wear and tear; and (iv) restoration of any part of the Project that has been damaged by any peril to the extent the cost thereof is not covered by insurance proceeds actually recovered by Landlord up to a maximum amount per occurrence of 2% of the then replacement cost of the Project. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

                  A. All costs paid by Landlord to construct such improvements (including financing costs) shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds no construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made; provided, that Tenant shall not be responsible for amortized payments attributable to any portion of such useful life occurring after the Lease expires (as it may be extended) or if it is terminated earlier without breach by Tenant.

                  B. As Additional Rent, Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant's Share of that portion of such monthly amortization payment fairly allocable no the Building (as reasonably determined by Landlord) for each month after such improvements are completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended), or (ii) the end of the term over which such costs were amortized.

         For the sole purpose of distinguishing between capital events for which Landlord is reimbursed under this Paragraph 5.4 and repair items which are Landlord's responsibility and which are to be reimbursed to Landlord as a part of common Operating Expenses, a "capital expense" shall be a single expense (i) which would be denominated a "capital expense" under generally accepted accounting principles as applied under industry practice in the commercial and industrial real estate industry; and (ii) which exceeds in the aggregate the sum of $50,000.00. Expenses of this nature which otherwise meet the definition of capital expense but which do not exceed $50,000.00 shall be deemed to be repairs and billed a pair of Common Operating Expenses.

         Notwithstanding the foregoing in this Paragraph, Tenant is not required to pay any Additional Rent related to repairs, replacement or improvements to the structural portions of the Property (defined as structural portions of roof, foundations, floor slab and steel frame).

         5.5 Mechanic's Liens: Tenant shall keep the Project free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant's Agents relating to the Project. If any claim of lien is recorded (except those caused by Landlord or Landlord's Agents), Tenant shall bond against or discharge the same within 10 days after Tenant receives written notice that the same has been recorded against the Project. Should any lien be filed against the Project or any action be commenced affecting title to the Project, the party receiving notice of such lien or action shall immediately give the other party written notice thereof

         5.6 Taxes on Tenant's Property: Tenant shall pay

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before  delinquency  any and all  taxes,  assessments,  license  fees and public charges levied, assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. If any tax or other charge is assessed by any governmental agency because of the execution of this Lease, such tax shall be paid by Tenant. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.


                                   ARTICLE 6

                             REPAIR AND MAINTENANCE

         6. 1 Tenant's Obligation to Maintain: Except as otherwise provided in P.6.2, P.11.1, and P.12.3, Tenant shall be responsible for the following during the Lease Term:

                  A. Tenant shall clean and maintain in good order, condition, and repair and replace when necessary the Premises and every part thereof, through regular inspections and servicing, including, but not limited to: (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system; (ii) all fixtures, interior walls, floors, carpets and ceilings; (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces); (iv) all electrical facilities and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); and (v) any automatic fire extinguisher equipment in the Premises.

                  B. With respect to utility facilities serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve only the Premises, including all such facilities that are within the walls or floor, or on the roof of the Premises, and any part of such facility that is not within the Premises, but only up to the point where such facilities join a main or other junction (e.g., sewer main or electrical transformer) from which such utility services are distributed to other parts of the Project as well as to the Premises. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry.

                  C.  Tenant  shall  (i)  maintain,   repair  and  replace  when
necessary all HVAC equipment which services only the Premises, and shall keep the same in good condition through regular inspection and servicing, and (ii) maintain continuously throughout the Lease Term a service contract for the maintenance of all such HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord, which contract provides for the periodic inspection and servicing of the HVAC equipment at least once every 60 days during the Lease Term. Notwithstanding the foregoing, Landlord may elect at any time to assume responsibility for the maintenance, repair and replacement of such HVAC equipment which serves only the Premises. Tenant shall maintain continuously throughout the Lease Term a service contract for the washing of all windows (both interior and exterior surfaces) in time Premises with a contractor approved by Landlord, which contract provides for the periodic washing of all such windows at least once every 60 days during the Lease Term. Tenant shall furnish Landlord with copies of all such service contracts, which shall provide that they may not be cancelled or changed without at least 30 days' prior written notice to landlord.

                  D. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the work affects the structural parts of the Building or if the estimated cost of any item of repair or replacement is in excess of the Permitted Tenant's Alterations Limit, then Tenant shall first obtain Landlord's written approval of the scope of the work, plans therefor, materials to be used, and the contractor.

                  E. Notwithstanding anything to the contrary in this Lease, Tenant shall not be required to repair any items which are covered by or under the provisions of any warranty given by Landlord hereunder.

         6.2 Landlord's Obligation to Maintain: Landlord shall repair, maintain and operate the Common Area and repair and maintain the roofs, exterior and structural parts of the building(s) located on the Project so that the same are kept in good order and repair. If there is central HVAC or other building service equipment and/or utility facilities serving portions of the Common Area and/or both the Premises and other parts of the Building, Landlord shall maintain and operate (and replace when necessary) such equipment. Landlord shall not be responsible for repairs required by an accident, fire or other peril or for damage caused to any part of the Project by any act or omission of Tenant or Tenant's Agents except as otherwise required by Article 11. Landlord may engage contractors of its choice to perform the obligations required of it by this Article, and the necessity of any expenditure to perform such obligations shall be at the sole discretion of Landlord.

         6.3 Control of Common Area: Landlord shall at all times have exclusive control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to whatever extent required in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any land or improvement, including multi-deck parking structures; (v) make changes to the Common Area including, without limitation, changes in the location of driveways, entrances, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project; and/or (vii) change the name of the Building or Project or the address of the Building or Project if, and only if, the change is made as a result of a change made by a governmental authority. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common Area by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding time Common Area, (i) Landlord shall make a reasonable

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effort to minimize any disruption to Tenant's business,  and (ii) Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant's use of the Premises, or substantially reduce Tenant's Allocated Parking Stalls without first obtaining Tenant's consent Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project. Tenant assumes all responsibility for the protection of Tenant and Tenant's Agents from acts of third parties; provided, however, that nothing contained herein shall prevent Landlord, at its sole option, from providing security measures for the Project


                                   ARTICLE 7

                          WASTE DISPOSAL AND UTILITIES

         7.1 Waste Disposal: Tenant shall store its waste either inside the Premises or within outside trash enclosures that are fully fenced and screened in compliance with all Private Restrictions, and designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Premises at Tenant's sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

         7.2 Hazardous Materials: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Project:

                  A. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's Agents after the Effective Date in or about time Project shall strictly comply with all applicable Hazardous Materials Laws. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any liabilities, losses, claims, damages, host profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Project by Tenant or Tenant's Agents after the Effective Date.

                  B. If the presence of Hazardous Materials on the Project caused or knowingly permitted by Tenant or Tenant's Agents after the Effective Date results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Project or any part thereof. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against, all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation and remediation required hereunder to return the Project to its condition existing prior to the appearance of such Hazardous Materials.

                  C. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Project, and (ii) any contamination of the Project by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Tenant may use small quantities of household chemicals such as adhesives, lubricants, and cleaning fluids in order to conduct its business at the Premises and such other Hazardous Materials as are necessary for the operation of Tenant's business of which Landlord receives notice prior to such Hazardous Materials being brought onto the Premises and which Landlord consents in writing may be brought onto the Premises. At any time during the Lease Term, Tenant shall, within five business days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Project, the nature of such use, and the manner of storage and disposal.

                  D. Landlord may cause testing wells to be installed on the Project, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in P.7.2A and/or P.7.2B.

                  E. As used herein, the term "Hazardous Material," means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material," includes, without limitation, petroleum products, asbestos, PCB's, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), or (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response; Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California
Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

                  F. To the actual knowledge of Michael J. Biggar, Landlord's executive handling this Project, as of the Effective Date, without having made any investigation (and without having been deemed to have investigated or discovered any unknown facts which such investigation would have disclosed), and subject to and qualified by all information and disclosures made to Tenant by Landlord (including but not limited to those disclosures made or described in Exhibit I and Paragraph 6 of the First Addendum to Lease, and reports referenced therein) (i) the soil, surface water, or groundwater on or under the

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Premises and the Project does not contain  Hazardous  Materials in amounts which violate any Hazardous Materials Laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action with respect to such Hazardous Materials; (ii) no asbestos-containing building materials are present in the Buildings; and (iii) no action, proceeding, or claim is pending or threatened regarding the Premises or the Project concerning any Hazardous Materials.

                  G. Tenant shall not be liable to Landlord under any provisions of Article 7 of this Lease for any claims arising out of or in connection with any Hazardous Materials present on the Premises or the Project, or the soil, air, improvements, groundwater, or surface water thereof as of the Commencement Date and not resulting from Tenant's acts or omissions.

                  H. The obligations of Landlord and Tenant under this P.7.2 shall survive the expiration or earlier termination of the Lease Term. The rights mind obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this P.7.2. In the event of any inconsistency between any other part of this Lease and this P.7.2, the terms of this P.7.2 shall control.

         7.3 Utilities: Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fee (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and (ii) penalties for discontinued or interrupted service. If any utility service is not separately metered to the Premises, then Tenant shall pay its pro rata share of the cost of such utility service with all others served by the service not separately metered, However, if Landlord (determines that Tenant is using a disproportionate amount of any utility service not separately metered, then Landlord at its election may (i) periodically charge Tenant, as Additional Rent, a sum equal to Landlord's reasonable estimate of the cost of Tenant's excess use of such utility service, or (ii) install a separate meter (at Tenant's expense) to measure the utility service supplied to the Premises.

         7.4 Compliance with Governmental Regulations: Landlord and Tenant shall comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance.


                                   ARTICLE 8

                            COMMON OPERATING EXPENSES

         8. 1 Tenant's Obligation to Reimburse: As Additional Rent, Tenant shall pay Tenant's Share (specified in Section G of the Summary) of all Common Operating Expenses; provided, however, if the Project contains more than one building, then Tenant shall pay Tenant's Share of all Common Operating Expenses fairly allocable to the Building, including (i) all Common Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Building, and (ii) a proportionate share (based on the Building Gross Leasable Area as a percentage of the Project Gross Leasable Area) of all Common Operating Expenses which relate to the Project in general are not fairly allocable to any one building that is part of the Project. Tenant shall pay such share of the actual Common Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within 10 days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, Landlord may from time to time require that Tenant pay Tenant's Share of Common Operating Expenses in advance in estimated monthly installments, in accordance with the following:
(i) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Common Operating expenses it anticipates will be paid or incurred for the Landlord's fiscal year in question; (ii) during such Landlord's fiscal year Tenant shall pay such share of the estimated Common Operating Expenses in advance in monthly installments as required by Landlord due with the installments of Base Monthly Rent; and (iii) within 90 days after the end of each Landlord's fiscal year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Common Operating Expenses paid or incurred by Landlord during the just ended Landlord's fiscal year and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Remit or reimbursement to Tenant if this Lease has terminated, as the case may require, within 10 days after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant's Share of all Common Operating Expenses for such Landlord's fiscal year and no more. Tenant shall have the right at its expense, exercisable upon reasonable prior written notice to Landlord, to audit at Landlord's office during nominal business hours Landlord's books and records as they relate to Common Operating Expenses. Such inspection must be within 90 days of Tenant's receipt of Landlord's annual statement for the same, and shall be limited to verification of the charges contained in such statement. Tenant may not withhold payment of such bill pending completion of such audit. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be credited to Tenant's account within thirty (30) days after the audit is concluded. In the event that an audit proves that Tenant has been overcharged by more than ten percent (10%), Landlord shall reimburse Tenant for the costs of such audit within thirty (30) days after receipt of a statement and supporting documents therefor; provided, however, that the following limitations shall apply; (i) Landlord shall not be responsible for reimbursing Tenant for audit costs in excess of $2,000.00 for the audit of a single year; (ii) Landlord shall not be obligated to reimburse for audit costs if the audit is conducted by an employee of Tenant; (iii) the auditor retained by Tenant shall be a certified public accountant and not be engaged on a "contingency fee" basis; and (iv) Landlord is not bound by the conclusions of Tenant's auditor.

         8.2 Common Operating Expenses Defined: The term "Common Operating Expenses" shall mean time following:

                  A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the

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performance  of  the  following):  (i)  maintaining,   cleaning,  repairing  and
resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of all buildings located on the Project; (ii) maintenance of the liability, fire and property damage insurance covering the Project carried by Landlord pursuant to P. 9.2 (including the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions; (vi) operating, maintaining, repairing, cleaning, painting, restriping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; and (viii) providing security.

                  B. The following  costs: (i) Real Property Taxes as defined in
P. 8.3; (ii) the amount of any "deductible" paid by Landlord with respect to damage caused by any Insured Peril; (iii) the cost to repair damage caused by an Uninsured Peril up to a maximum amount in any 12 month period equal to 2% of the replacement cost of the buildings or other improvements damaged; and (iv) that portion of all compensation (including benefits and premiums for workers' compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are substantially involved in the performance of the work described by P.8.2A that is fairly allocable to the Project;

                  C. Fees for management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord), except that the total amount charged for management services and included in Tenant's Share of Common Operating Expenses shall not exceed the monthly rate of 4% of the Base Monthly Rent.

                  D. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which would be considered a current expense (and not a capital expenditure) pursuant to generally accepted accounting principles; provided, however, that Common Operating Expenses shall not include any of the following:
(i) payments on any loans or ground leases affecting the Project; (ii) depreciation of any buildings or any major systems of building service equipment within the Project; (iii) leasing commissions; (iv) the cost of tenant improvements installed for the exclusive use of other tenants of the Project;
(v) any cost incurred in complying with Hazardous Materials Laws, which subject is governed exclusively by P.7.2; and (vi) legal fees incurred in lease preparation; (vii) the cost of initial Interior Improvements of the Premises to the extent of the Tenant Improvement Allowance as defined in the First Addendum to Lease, Paragraph 5; (viii) costs actually reimbursed to Landlord by insurance or any third party; (ix) advertising and leasing costs; (x) costs of compliance with the warranties made by Landlord hereunder; (xi) depreciation, amortization, or other expense reserves; (xii) costs and expenses for which Tenant reimburses or pays Landlord directly; and (xiii) costs no comply with any Laws which were in effect and applicable to the Project as of the Commencement Date (which shall not include any matters where Landlord was not required to comply with particular Laws, as of the Commencement Date, but is later required to comply due to intervening events).

         8.3 Real Property Taxes Defined: The term "Real Property Taxes" shall mean all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Project, the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord's business of leasing the Project. If at any time during time Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Project, on Landlord's business of leasing the Project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or time federal or state net income tax imposed on Landlord's income from all sources. Tenant shall have the right (but not the obligation), at its own expense and risk, to contest the amount of Real Property Taxes or the underlying appraisal, both for the entire Project, which is a single parcel. Tenant agrees to indemnify, defend, and hold harmless Landlord against any claims, damages, losses or costs incurred by Landlord on account of Tenant's activities. If Landlord is actively contesting the Real Property Taxes, the above right of Tenant shall be limited to a right to be included as a co-party, but under such circumstances, Landlord reserves all final decisions to itself.


                                   ARTICLE 9

                                   INSURANCE

         9.1 Tenant's Insurance: Tenant shall maintain insurance complying with all of the following:

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                  A. Tenant  shall  procure,  pay for and keep in full force and effect the following:

                           (1).   Commercial   general   liability    insurance,
including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Liability Insurance Minimum specified in Section P of the Summary, which insurance shall contain a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in P.10.3;

                           (2). Fire and property damage  insurance in so-called
"all risk" form insuring Tenant's Trade Fixtures and Tenant's Alterations for the full actual replacement cost thereof;

                           (3).  Such  other   insurance   that  is  either  (i)
reasonably required by any Lender, or (ii) reasonably required by Landlord and customarily carried by tenants of similar property in similar businesses.

                  B. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this P.9.1: (i) the insurance under 9.1. (A)(I) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form reasonably satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to
Landlord; (v) shall provide that such policy shall not be subject to cancellation, except after at least 30 days prior written notice to Landlord so long as such provision of 30 days notice is reasonably obtainable, but in any event not less than 10 days prior written notice; (vi) shall not have a "deductible" in excess of $ 10,000 unless approved in writing by Landlord; (vii) shall contain a cross liability endorsement; and (viii) shall contain a "severability" clause. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for time Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this P.9.1.

                  C. A copy of each paid-up policy evidencing the insurance required to be carried by Tenant pursuant to this P.9.1 (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this P.9. 1, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than 5 days prior to the expiration of the term of such coverage. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant pursuant to this P.9.1. If any Lender reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this P.9.1 is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender reasonably deems adequate, not to exceed the level of coverage for such insurance commonly carried by comparable businesses similarly situated.

         9.2 Landlord's Insurance: Landlord shall have the following obligations and options regarding insurance:

                  A. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called "all risk" form insuring Landlord (and such others as Landlord may designate) against loss of rents (both Base Monthly Rent and Additional Rent) for a period of not less than 12 months and from physical damage to due Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Such fire and property damage insurance (i) may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure, including earthquake and/or flood, and to provide such additional coverage as Landlord reasonably requires, and (ii) shall contain reasonable "deductibles" which, in the case of earthquake and flood insurance, may be up to 15% of the replacement value of the property insured or such higher amount as is then commercially reasonable. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Tenant's Alterations of Tenant.

                  B. Landlord may maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection.

         9.3 Tenant's Obligation to Reimburse: If Landlord's insurance rates for the Building are increased at my time during the Lease Term as a result of the nature of Tenant's use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.

         9.4 Release and Waiver of Subrogation: The parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured or required to be insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage; subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by subparagraphs P.9.1A and P.9.2B; (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of P.9.1 to the extent permitted by this Lease; and (iii) Tenant shall not be released from any such liability to the extent any damages resulting front such injury or damage are not covered by the recovery obtained by Landlord from such insurance, but only if the insurance in question permits such partial release in connection with obtaining a waiver of subrogation from the insurer this release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall

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use reasonable  efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, despite the party's exercise of such reasonable efforts, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.


                                   ARTICLE 10

                            LIMITATION ON LANDLORD'S
                             LIABILITY AND INDEMNITY

         10.1 Limitation on Landlord's Liability: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise in this Lease), for any injury to Tenant or Tenant's Agents, damage to the property of Tenant or Tenant's Agents, or loss to Tenant's business resulting from any cause, including without limitation any: (i) failure, interruption or installation of any HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord;
(iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Project; (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person; or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to P.9.4, Landlord shall be liable for any such injury, damage or loss which is proximately caused by Landlord's willful misconduct or active negligence.

         10.2 Limitation on Tenant's Recourse: If Landlord is a corporation, trust, partnership, joint venture, unincorporated association or other form of business entity: (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) Tenant shall not have recourse to the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives except to the extent of their interest in the Project. Tenant shall have recourse only to the interest of Landlord in the Project for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of Landlord for the satisfaction of such obligations.

         10.3 Indemnification of Landlord: Tenant shall hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage resulting from (i) any cause or causes whatsoever (other than the willful misconduct or active negligence of Landlord occuring in or about or resulting from an occurrence in or about the Premises during the Lease Term; (ii) the negligence or willful misconduct of Tenant or its agents, employees and contractors, wherever the same may occur; or (iii) an Event of Tenant's Default. The provisions of this P.10.3 shall survive the expiration or sooner termination of this Lease.

         10.4. Indemnification of Tenant: Landlord shall hold harmless, indemnify and defend Tenant, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Tenant (and Tenant agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage resulting from the active negligence or willful misconduct of Landlord or Landlord's intentional violation of any Laws.


                                   ARTICLE 11

                               DAMAGE TO PREMISES

         11.1 Landlord's Duty to Restore: If the Premises are damaged by any peril after the Effective Date, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to P.11.2 or by Tenant pursuant to
P.11.3 All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to P.9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either P.11.2 or P.11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all unnecessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and interior improvements constructed by Landlord as they existed as of the Commencement Date excluding any Tenant's Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all Tenant's Alterations and Trade Fixtures installed by Tenant and existing at the time of such damage or destruction, and all insurance proceeds received by Tenant from the insurance carried by it pursuant to P.9.1A(2) shall be used for such purpose.

         11.2 Landlord's Right to Terminate: Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within 30 days after the date of such damage:

                  A. The Buildings are damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds 50% of the then actual replacement cost thereof;

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provided,  however,  that  Landlord  may not  terminate  this  Lease  under this
Subparagraph if the insurance proceeds actually received equal or exceed the actual replacement cost of the damage, or if not, Tenant agrees in writing to pay the amount by which the cost to restore the damage exceeds the amount of insurance proceeds actually received and subsequently deposits such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease;

                  B. A Building is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds 4% of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this P.11.2B if one or more tenants of the Project agree in writing to pay the amount by which time cost to restore the damage exceeds such amount and subsequently deposit such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease;

                  C. The Premises are damaged by any peril within 12 months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this P.1l.2C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term no later than 15 days following receipt of Landlord's written notice electing to terminate this Lease; or

                  D. A Building is damaged by any peril and, because of the Laws then in force, (i) cannot be restored at reasonable cost to substantially the same condition in which it was prior to such damage; provided, however, that Landlord may not terminate this Lease under this Subparagraph if the insurance proceeds actually received equal or exceed the actual cost to restore to substantially the same condition, or if not, Tenant agrees in writing to pay the amount by which the cost to restore to substantially the same condition exceeds the amount of insurance proceeds actually received and subsequently deposits such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease; or (ii) cannot be used for substantially the same use being made thereof before such damage if restored as required by this Article.

                  E. As used herein, the following terms shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds actually received by Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore the Project under then existing building codes to the condition existing immediately prior to the damage; and (ii) the term "Uninsured Peril" shall mean any peril which is not aim Insured Peril. Notwithstanding the foregoing, if the "deductible" for earthquake or flood insurance exceeds 2% of the replacement cost of the improvements insured, such peril shall be deemed an "Uninsured Peril".

         11.3 Tenant's Right to Terminate: If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to P.11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the might to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within 15 days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

                  A. The Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 270 days after the date of such damage; or

                  B. The Premises are damaged by any peril within 12 months of the last day of the Lease Term and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of time Premises cannot be substantially completed within 90 days after the date of such damage and such damage renders unusable more than 15% of the Premises.

                  C. The Buildings are damaged by any peril and because of the Laws then in force, the Buildings cannot be used for the substantially the same use being made thereof before such damage occurred if restored as required by this Article.

         11.4 Abatement of Rent: In the event of damage to the Premises which does not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.


                                   ARTICLE 12

                                  CONDEMNATION

         12.1 Landlord's Termination Right: Landlord shall have the right to terminate this Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) all or any part of a Building is so taken, or (ii) more than 50% of the Common Area is so taken. Any such right to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor. Landlord's right to terminate shall be exercised only as to any Building which is wholly or partially taken by condemnation, and Landlord may not terminate the Lease as to any Building unaffected by the condemnation.

         12.2 Tenant's Termination Right: Tenant shall have the right to terminate this Lease as to any Building if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) 10% or more the Building's leasable area is so taken and that part of the Premises that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant's business, or
(ii)  there is a taking  affecting  the  Common  Area  and,  as a result of such

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taking,  Landlord  cannot  provide  parking  spaces  within the Project equal in number to at least 80% of the number of spaces allocated to Tenant by P.2.1, by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or restriping for compact ears where permitted by Law). Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

         12.3 Restoration and Abatement of Rent: If any part of the Premises or the Common Area is taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant's Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant. Thereafter, except in the case of a temporary taking, as of the date possession is taken the Base Monthly Rent and Additional Rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises.

         12.4 Temporary Taking: If any portion of the Premises is temporarily taken for one year or less, this Lease shall remain in effect. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds one year or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant's ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

         12.5 Division of Condemnation Award: Any award made as a result of any condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following so long as the award made to Landlord is not thereby reduced: (i) for the taking of personal property or Trade Fixtures belonging to Tenant; (ii) for the interruption of Tenant's business or its moving costs; (iii) for loss of Tenant's goodwill; or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of California Code of Civil Procedure
Section 1265.130 and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.


                                   ARTICLE 13

                              DEFAULT AND REMEDIES

         13.1 Events of Tenant's Default: Tenant shall be in default of its obligations under this Lease if any of the following events occurs (an "Event of Tenant's Default"):

                  A. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within 3 days after delivery of written notice from Landlord specifying such failure to pay, provided, that before the deadline to pay expires, Tenant must have at least two
(2) business days to pay; or

                  B. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Base Monthly Rent or Additional Rent, and Tenant shall have failed to cure such breach within 30 days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said 30 day period, or if such breach could not be reasonably cured within said 30 day period, Tenant shall have failed to commence such cure within said 30 day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed or

                  C. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

                  D. Tenant shall have abandoned the Premises or left the Premises substantially vacant; or

                  E. The occurrence of the following: (i) the making by Tenant of any general arrangements or assignments for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined in 11 USC ss.101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this Section 13.1E is contrary to any applicable Law, such provision shall be of no force or effect; or

                  F. Tenant shall have failed to deliver documents required of it pursuant to P.15.4 or P.15.6 within the time periods specified therein and Tenant further fails to satisfy such obligations within five (5) days after a further written notice of this breach from Landlord which states that "FAILURE TO RESPOND TO THIS NOTICE WITHIN FIVE (5) DAYS WILL MEAN THAT AN EVENT OF TENANT'S DEFAULT UNDER THE LEASE WILL EXIST".

         13.2 Landlord's Remedies: If an Event of Tenant's Default occurs, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                  A. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the remit and other sums as they become due by appropriate legal action; (ii) the right to make payments required of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant; and (iii) the remedies of injunctive relief mind specific performance to compel Tenant to perform its obligations under this Lease. Notwithstanding anything contained in

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this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, an unsightly condition visible from the exterior of the Building, or a threat to insurance coverage, then if Tenant does not cure such breach within 3 days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant,

                  B. Landlord may enter the Premises and release them to third parties for Tenant's account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in releasing the Premises, including brokers' commissions, expenses of altering and preparing the Premises required by the releasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any releasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any releasing without termination, Landlord may later elect to terminate this Lease because of the default by Tenant.

                  C. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this P.13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord's interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord's Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof to the extent such actions do not affect a termination of Tenant's right to possession of the Premises.

                  D. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by P.13.C, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4.

                  E. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2,
(i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term "rent" includes Base Monthly Rent and Additional Rent. Such damages shall include:

                           (1).  The worth at the time of award of the amount by
which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

                           (2).  Any  other  amount   necessary  no   compensate
Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of time Premises; and (vi) attorneys' fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant's default.

                  F. Nothing in this P.13.2 shall limit Landlord's right to indemnification from Tenant as provided in P.7.2 and P.10.3. Any notice given by Landlord in order to satisfy the requirements of P.13.1A or P.13.B above shall also satisfy the notice requirements of California Code of Civil Procedure
Section 1161 regarding unlawful detainer proceedings.

         13.3 Waiver: One party's consent to or approval of any act by the other party requiring the fist party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either parry of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained

         13.4 Limitation On Exercise of Rights: At any time that an Event of Tenant's Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.

         13.5 Waiver by Tenant of Certain Remedies: Tenant waives the provisions of Sections 1932(1), 1941 and

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1942 of the  California  Civil Code and any similar or successor  law  regarding
Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

         13.6 Events of Landlord's Default: Landlord shall be in default of its obligations under this Lease if Landlord shall have failed to perform any term, covenant, or condition of this Lease, and thereafter shall have failed to cure such breach within thirty (30) days after written notice has been given by Tenant to Landlord and any Lender whose name and address shall have been furnished to Tenant in writing specifying the nature of such breach, where such breach could reasonably be cured within said thirty (30) day period, or if such breach could not reasonably be cured in 30 days, Landlord shall have failed to commence such cure within said thirty (30) day period and thereafter continued with due diligence to prosecute such cure to completion within such time period as is reasonably needed.


                                   ARTICLE 14

                            ASSIGNMENT AND SUBLETTING

         14.1 Transfer By Tenant: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this P.14.1 as "Tenant"):

                  A.  Tenant  shall  not do any of the  following  (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; (ii) assign its interest in this Lease; (iii) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iv) materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord for all reasonable costs and attorneys' fees incurred by Landlord in connection with the evaluation, processing, and/or documentation of any requested Transfer (which, in the ease of attorneys' fees, shall not exceed $1,200.00 per request unless there is litigation between the parties arising therefrom), whether or not Landlord's consent is granted. Landlord's reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord's behalf of (i) Hazardous Materials (as defined in Section 7.2E of this Lease) used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of Hazardous Materials Law (as defined in Section 7.2E of this Lease) by the Tenant or the proposed Subtenant or Assignee. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord; (ii) contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to P.14.1B; and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord's consent shall constitute an Event of Tenant's Default and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this P.14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

                  B. At least 15 days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord's approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee's business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant; and (vi) an accurately filled out response to Landlord's standard Hazardous Materials Questionnaire. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord within three days after Landlord's receipt of such notice from Tenant. Landlord shall respond in writing to Tenant's request for Landlord's consent to a Transfer within the later of (i) 10 days of receipt of such request together with the required accompanying documentation, or (ii) seven days after Landlord's receipt of all information which Landlord reasonably requests within three days after it receives Tenant's first notice regarding the Transfer in question. If Landlord fails to respond in writing within said period, Landlord will be deemed to have withheld consent to such Transfer. Tenant shall immediately notify Landlord of any material modification to the proposed terms of such Transfer. However, if Landlord does not respond within the time specified above, then within five (5) business days after such period has expired without a response (and provided that no response has been received in the interim), then Tenant may give Landlord a second notice, specifically identifying the proposed Transfer and conspicuously stating that "FAILURE TO RESPOND TO THIS NOTICE WITH EITHER APPROVAL OR DISAPPROVAL OF THE ABOVE-IDENTIFIED PROPOSED TRANSFER WITHIN FIVE (5) BUSINESS DAYS WILL MEAN THAT THE ABOVE-IDENTIFIED PROPOSED TRANSFER WILL BE DEEMED APPROVED WITHOUT FURTHER ACTION ON YOUR PART". Said notice must be given to Landlord at its then-current notice address, and must also be given to John Marshall Collins, 111 W. St. John St., Suite 400, San Jose, CA 95113 (or such other address as Collins may specify from time to time by notice hereunder). If said notice is given to both notice recipients as required above and contains the information and statements required and set forth above, then upon the expiration of five (5) business days from the effective

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date of said notice,  if Landlord has not given its approval or  disapproval  of the proposed Transfer, Landlord's consent shall be deemed to have been given to the Proposed Transfer. In such event, Tenant and the proposed subtenant or assignee shall nevertheless be required to execute Landlord's Consent of Landlord form to the extent such would have been required if Landlord had expressly consented.

                  C. In the event that Tenant to seeks assign its interest in this Lease (other than by means of a Permitted Transfer) or to sublease either Building for ninety percent (90%) or more of the then-remaining term of the Lease (other than by means of a Permitted Transfer), Landlord shall have the right to terminate this Lease or, in the case of a sublease relating to a single Building terminate this Lease as to that Building, by giving written notice to Tenant within the time during which Landlord may accept or reject the proposed Transfer, either (i) on the condition that the proposed transferee immediately enter into a direct lease of the Premises with Landlord (or, in the ease of a sublease relating to one Building, a lease for the Building ) on the same terms and conditions contained in Tenant's notice, or (ii) so that Landlord is thereafter free to lease the Premises (or, in the case of a sublease relating to one Building, the Building to whomever it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease, then (i) if such termination is conditioned upon the execution of a lease between Landlord and the proposed transferee, Tenant's obligations under this Lease shall not be terminated until such transferee executes a new lease with Landlord, enters into possession and commences the payment of rent, and (ii) if Landlord elects simply to terminate this Lease (or, in the case of a sublease relating to one Building, terminate this Lease as to the Building), the Lease shall so terminate in its entirety (or as to the applicable Building) fifteen
(15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety, or shall be released from any further obligation under the Lease with respect to the applicable Building in the case of a proposed sublease relating to only one Building (but in each such case, Tenant shall not be released from any obligations which would survive the expiration or earlier termination of the Lease). In the ease of a partial termination of the Lease, the Base Monthly Rent, Tenant's share, and Tenant's Allocated Parking Spaces shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease or the applicable portion of the Lease in the ease of termination as to a single Building to effect such termination.

                  D. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

                           (1) Tenant  shall mint be released  of its  liability
for the performance of all of its obligations under the lease.

                           (2) If Tenant  assigns  its  interest  in this Lease,
then Tenant shall pay to Landlord 50% of all Subrent (as defined in P.14.1D(5)) received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease, and (ii) all Permitted Transfer Costs related to such assignment. In the case of assignment, the amount of Subrent owed to Landlord shall be paid to Landlord on the same basis whether periodic or in lump sum, that such Subrent is paid to Tenant by the assignee.

                           (3).  If Tenant  sublets  any part of  the  Premises,
then with respect to the space so subleased, Tenant shall pay to Landlord 50% of the positive difference, if any, between (i) all Subrent paid by the subtenant to Tenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by its subtenant. In calculating Landlord's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Tenant.

                           (4).  Tenant's  obligations  under this P.14.1D shall
survive any Transfer, and Tenant's failure to perform its obligations hereunder shall be an Event of Tenant's Default. At the time Tenant makes any payment to Landlord required by this P.14.1D, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and time proposed transferee of all Subrent and other amounts that are to be paid to Tenant in connection with such Transfer

                           (5).  As used in this  P.14.1D,  the  term  "Subrent"
shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant's interest in this Lease or in the Premises, including payments from or on behalf of time transferee (in excess of the book value thereof) for Tenant's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, and general intangibles. As used in this P. 14.1D, the term "Permitted Transfer Costs" shall mean (i) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question; (ii) all reasonable attorneys' fees incurred by Tenant with respect to the Transfer in question; (iii) the cost of any reasonable improvements made to the Premises by Tenant specifically for any assignee or subtenant; and (iv) any moving costs or costs relating to the termination of the subtenant or assignee's former space which Tenant actually pays pursuant to the contractual obligation to do so pursuant to the sublease or assignment document. If a proposed Transfer involves payment of a portion of the Subrent to Landlord under Subparagraphs 14.1D(2) or (3) above, then upon submission of its request for approval of a Transfer, Tenant shall identify any Permitted Transfer Costs in writing.

                  E. If Tenant is a corporation, the following shall be deemed a voluntary assignment of Tenant's interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of or affecting Tenant, whether or non Tenant is the surviving corporation; and (ii) if the capital stock of Tenant is not publicly traded, the sale or transfer to one person or entity

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(or no any group of related persons or entities) stock  possessing more than 50%
of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary or by operation of law, and whether occurring at one time or over a period of time) of any partner owning 25% or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease

                  F. Notwithstanding anything contained, in P.14.1, so long as Tenant otherwise complies with the provisions of P.14.1 Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent, and Landlord shall not be entitled to terminate the Lease pursuant to P.14.1C or to receive any part of any Subrent resulting therefrom that would otherwise be due it pursuant to P.14.1D:

                           (1).  Tenant may sublease all or part of the Premises
or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with the original Tenant to this Lease by means of an ownership interest of at least 50%;

                           (2). Tenant may assign its interest in the Lease to a
corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation, so long as the surviving corporation is demonstrated by Tenant to have a net worth at time of such assignment than is equal to or greater than the net worth of Tenant immediately prior to such transaction; and

                           (3).  Tenant may assign this Lease  to a  corporation
which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring corporation is demonstrated by Tenant to be as creditworthy as Tenant immediately prior to such transaction, judged according to the standards used by reasonable landlords in the market area of the Premises in evaluating the creditworthiness of prospective tenants.

         14.2 Transfer By Landlord: Landlord and its successors in interest shall have the right to transfer their interest in this Lease and the Project at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferror) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Premises.


                                   ARTICLE 15

                               GENERAL PROVISIONS

         15.1 Landlord's Right to Enter: Landlord and its agents may enter the Premises an any reasonable tine after giving at least 24 hours' prior notice to Tenant (and immediately in the case of emergency) for the purpose of (i) inspecting time same; (ii) posting notices of non-responsibility; (iii) supplying any service no be provided by Landlord to Tenant; (iv) showing the Premises to prospective purchasers, mortgagees or tenants; (v) making necessary alterations, additions or repairs; (vi) performing Tenant's obligations when Tenant has failed to do so after written notice from Landlord; (vii) placing upon the Premises ordinary "for lease" signs or "for sale" signs; and (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Any entry into the Premises obtained by Landlord in accordance with this P.15.1 shall not be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises. In connection with any entry by Landlord pursuant to this Paragraph 15.1, the business of Tenant and use of the Premises shall be interfered with to the least extent that is reasonably practical.

         15.2 Surrender of the Premises: Upon the expiration or sooner termination of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for
(i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, and (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to P.7.2A or P.7.2B. In this regard, normal wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of the best standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. In any event, Tenant shall cause the following to be done prior to the expiration or the sooner termination of this
Lease: (i) all interior walls shall be painted or cleaned so that they appear freshly painted; (ii) all tiled floors shall be cleaned and waxed; (iii) all carpets shall be cleaned and shampooed; (iv) all broken, marred, stained or nonconforming acoustical ceiling tiles shall be replaced; (v) all windows shall be washed; (vi) the HVAC system shall be serviced by a reputable and licensed service firm and left in good operating condition and repair as so certified by such firm; and (vii) the plumbing and electrical systems and lighting shall be placed in good order and repair (including replacement of any burned out, discolored or broken light bulbs, ballasts, or lenses). Notwithstanding the foregoing, Tenant shall not be required to take an action required by the HVAC service firm in order for said firm to certify the HVAC as meeting the standards of subparagraph (vi) above if, and to the extent that such action requires repair or replacement which is in the nature of a capital expense as defined in Paragraph 5.4, provided, however, that Tenant shall not be relieved from such duty by this sentence if time need for such repair or replacement results, wholly or in part, from Tenant's breach of its duties under this Lease relating to the HVAC system, including but not limited to the duties set forth in Paragraph 6.1C. If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, (i) remove any Tenant's Alterations which Tenant is required to remove pursuant to P.5.2 and repair all damage caused by such removal, and (ii) subject to Paragraph 5.2, return the Premises or any part thereof to its original configuration existing as of the time the Premises were delivered to Tenant. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs reasonably incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including,

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without  limitation,  any  claims  made by any  succeeding  tenant  or losses to
Landlord due to lost opportunities to lease to succeeding tenants.

         15.3 Holding Over: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall, be increased to an amount equal to 150% of the Base Monthly Rent payable during the last full calendar month of the Lease Term.

         15.4   Subordination:   The  following   provisions  shall  govern  the
relationship of this Lease to any Security Instrument:

                  A. The Lease is subject and subordinate to all Security Instruments existing as of the Effective Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

                  B. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Effective Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

                  C. Tenant shall upon request execute any document or instrument reasonably required by any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily and reasonably requires in connection with such agreements, including provisions that the Lender not be liable for (i) the return of any security deposit unless the Lender receives it from Landlord, and
(ii) any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within 10 days after written demand therefor shall constitute an Event of Tenant's Default. Tenant approves as reasonable the form of subordination agreement attached to this Lease as Exhibit G.

                  D. As a condition to Tenant's obligations under this Lease, not later than the Commencement Date, Landlord shall supply Tenant with a Subordination Agreement; Acknowledgment of Lease Assignment; Estoppel, Attornment, and Non-Disturbance Agreement in substantially the form of Exhibit G, which is a sample of such an agreement from Wells Fargo Bank, Landlord's construction Lender. Tenant approves Exhibit G and agrees that it will not unreasonably withhold, delay, or condition its approval of changes required by the Lender in such document. Landlord will use its best efforts to obtain such Agreement as soon as possible.

                  E. Subordination of Tenant's Lease to any Security Instruments created after the Effective Date of this Lease and Tenant's duty to sign documents confirming such subordination shall be subject to the Landlord providing Tenant with a subordination agreement substantially in the form of Exhibit G if the Lender is Wells Fargo, or in any commercial Lender's standard form. Tenant agrees that it will not unreasonably withhold, delay or condition its approval of changes required by the Lender in such document.

         15.5 Mortgagee Protection and Attornment: In the event of any default on the part of the Landlord, Tenant will use reasonable efforts to give notice by registered mail to any Lender whose name has been provided to Tenant and shall offer such Lender a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of smile or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure. Tenant shall attorn to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Premises, or to any grantee or transferee designated in any deed given in lieu of foreclosure, provided that the purchaser, grantee, or transferee is subject to the obligations of the Landlord hereunder.

         15.6 Estoppel Certificates and Financial Statements: At all times during the Lease Term, each party agrees, following any request by the other party, promptly to execute and deliver to the requesting party within 15 days following delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party. A failure to deliver an estoppel certificate within 15 days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by the requesting party in said request and is in full force and effect, (ii) there are no uncured defaults in the requesting party's performance, and (iii) no rent has been paid more than 30 days in advance. At any time during the Lease Term Tenant shall, upon 15 days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the 24 month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of time Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. So long as Tenant is a publicly traded company (and if Tenant ceases to be a publicly traded company but has a direct or indirect parent which is publicly traded and whose public reports and financial statements separately state the financial strength and worth of Tenant), Tenant may satisfy the foregoing requirements by providing Tenant's most recently filed public report and the public reports filed by Tenant for the immediately preceding 24 months, or the same documents for the parent. If Tenant does not meet the conditions in the immediately preceding section, then Tenant shall supply financial data as set forth above, but in such case, Landlord agrees that is shall be kept in

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                                     LEASE
--------------------------------------------------------------------------------

confidence, to be disclosed in confidence only to Landlord's Lenders, potential lenders, potential purchasers, accountants, and attorneys, and under such circumstances, Tenant is only required to disclose reports prepared by Tenant in the ordinary course of its business and is not required to make up reports specifically to meet these requirements.

         15.7 Reasonable Consent: Whenever any party's approval or consent is required by this Lease before an action may be taken by the other party, such approval or consent shall not be unreasonably withheld or delayed.

         15.8 Notices: Any notice required or desired to be given regarding this Lease shall be in writing and may be given by personal delivery, by facsimile telecopy, by courier service, or by mail. A notice shall be deemed to have been given (i) when delivered or refused if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notices specified in Section Q or Section R of the Summary (as applicable), (ii) when delivered if given by personal delivery, and
(iii) in all other cases when actually received at the party's Address for Notices. Either party may change its address by giving notice of the same in accordance with this P.15.8, provided, however, that any address to which notices may be sent must be a California address. Notwithstanding any other provision hereof, notice that is personally delivered is not required to be personally delivered to more than one person, and is not required to be delivered to the particular persons or officers identified in the Summary of Basic Lease Terms, Section 9, and such personal delivery shall be deemed complete if personally delivered to Tenant.

         15.9 Attorneys' Fees: In the event either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs, and experts' fees as may be fixed by the court.

         15.10 Corporate Authority: If Tenant is a corporation (or partnership), each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of such corporation in accordance with the by-laws of such corporation (or partnership in accordance with the partnership agreement of such partnership) and that this Lease is binding upon such corporation (or partnership) in accordance with its terms. Each of the persons executing this Lease on behalf of a corporation does hereby covenant and warrant that the party for whom it is executing this Lease is a duly authorized and existing corporation, that it is qualified to do business in California, and that the corporation has full right and authority to enter into this Lease.

         15.11 Miscellaneous: Should any provision of this lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. "Party" shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall"," will" and "agree" are mandatory. The term "may" is permissive When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement. Landlord and Tenant agree that (i) the gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the Project and the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iv) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.

         15.12 Termination by Exercise of Right: If this Lease is terminated pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this lease shall terminate 30 days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges dime hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination or those obligations which this Lease specifically provides are to survive termination. This P.15.12 does not apply to a termination of this Lease by Landlord as a result of an Event of Tenant's Default.

         15.13 Brokerage Commissions: Each party hereto (i) represents and warrants to the other that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease, other than to the Retained Real Estate Brokers described in Section 6 of the Summary, and (ii) agrees to indemnify, defend, and hold harmless the other party from any claim for any such

                                     LEASE
--------------------------------------------------------------------------------

commission or fees which result from the actions of the indemnifying party. Landlord shall be responsible for the payment of any commission owed to the Retained Real Estate Brokers if there is a separate written commission agreement between Landlord and the Retained Real Estate Brokers for the payment of a commission as a result of the execution of this Lease.

         15.14 Force Majeure: Any prevention, delay or stoppage due to strikes, lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

         15.15 Entire Agreement: This Lease constitutes the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant's intended use under existing Law, (ii) the suitability of the Premises or the Project for the conduct of Tenant's business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supercedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.

         1516. Quiet Possession. Tenant shall peacefully have, hold and enjoy the Premises subject to the other terms of this Lease, provided Tenant pays the Base Monthly Rent and Additional Rent and performs all of Tenant's covenants and agreement contained in this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease within the intent to be legally bound thereby, to be effective as of the Effective Date.

LANDLORD:


Orchard Jay Investors, LLC
a California limited liability company

By: /s/ David J. Brown
    -----------------------
        David J. Brown
        Managing Member

Dated: May 11, 1999
       --------------------


DAVID J. BROWN

By: /s/ David J. Brown
    -----------------------

Dated: May 11, 1999
       --------------------




TENANT:


Cylink Corporation
a California corporation

By: /s/ [ILLEGIBLE]
    -----------------------

/s/ [ILLEGIBLE]
---------------------------
typed or printed name

Title: Chief Financial Officer
       -----------------------

By: /s/ [ILLEGIBLE]
    -----------------------

/s/ [ILLEGIBLE]
---------------------------
typed or printed name


Title: Corporate Secretary
       -----------------------

Dated: May 10, 1999
       -----------------------

                            FIRST ADDENDUM TO LEASE


         THIS FIRST ADDENDUM To Lease is dated for reference purposes as May 10, 1999, and is made a part of that Lease Agreement (the "Lease") dated May 10, 1999, by and between Orchard Jay Investors, LLC, a California limited liability company and David J. Brown, ("Landlord") and Cylink Corporation, a California corporation ("Tenant") affecting certain real property commonly known as 3131 and 3151 Jay Street, Santa Clara, California, with reference to the following facts:

1. Tenant's Right of First Offer for Additional Space

                  A. Grant and Right of First Offer: Landlord hereby grants Tenant a right of first offer (the "RFO") to lease all or any part of the "First Offer Space", which consists of the Building located within the Project and commonly known as 3101 Jay Street, Santa Clara, California, on the terms contained in this Paragraph.

                  B. Effective Period: The effective period for the RFO ("Effective Period") shall begin only after the period while Landlord is first leasing the First Offer Space, that is, the period from the Effective Date of this Lease to the time when all of the First Offer Space has been leased, or the period of one (1) year from the Effective Date of this Lease, whichever shall first end, and shall extend throughout the term of this Lease and any extended term pursuant to an exercise of an option.

                  C. Notice: If Landlord proposes to lease all or part of the First Offer Space at any time during the Effective Period and before the expiration or earlier termination of this RFO, Landlord shall notify Tenant in writing (the "RFO Notice") of the following basic business terms upon which Landlord would be willing to lease all or any part of the First Offer Space: (a) the portion of the First Offer Space which Landlord proposes to lease (the "Offered Space"); (b) the rent for the Offered Space; and (c) any other material business terms Landlord elects to specify. The RFO shall not be deemed under any circumstances an offer to lease the Offered Space, but is simply a notice that Tenant has until the end of the Offer Period to make an offer to lease.

                  D. Offer Period: Tenant shall have three (3) business days (the "Offer Period") from the RFO Notice within which to make a written offer to lease the Offered Space, whether on the terms set forth in Landlord's notice or otherwise. During the Offer Period, Landlord will not enter into any legally binding agreement to lease the Offered Space to any third party.

                  E. Neither Party Bound: Neither Landlord nor Tenant shall be bound to agree to or accept any terms and conditions for such lease except those which each party, in its sole discretion, wishes to agree to, nor shall there be any legally enforceable standards for Landlord's acceptance or rejection of Tenant's offer made pursuant to the RFO, nor shall any agreement between Landlord and Tenant for the lease of Offered Space be binding unless and until a full and formal Lease, prepared and reviewed by Landlord's counsel, has been executed by both Landlord and Tenant. Landlord is not bound to agree to any or all of the terms set forth in the RFO Notice if it determines at any time that one or more of said terms is not in Landlord's best interests, notwithstanding that Tenant may have accepted such terms in writing, and no such acceptance creates a binding contract.

                  F. Landlord's Rights and Obligations: Landlord will respond in writing to Tenant's offer within five (5) days of receipt. If Landlord does not accept Tenant's offer, then the parties revert to their ordinary rights in the marketplace, that is, Tenant is free to make any and all further offers or enter into any negotiations to which Landlord consents, and Landlord is free to deal or not to deal with Tenant as determined in its sole and unfettered discretion. Once Tenant has had the opportunity to make its offer, Landlord is not bound to enter into negotiations with Tenant, and is free to offer the Offered Space to any one or more third parties, on such terms and conditions as Landlord may elect, and Landlord shall not, thereafter, have any duty to further offer the Offered

Space to Tenant unless and until the Offered Space has been leased to a third party which has entered into possession and paid rent thereon, at which point, as to future availability of the Offered Space, the RFO shall once again apply.

                  G. Non-Assignability; Termination: The right granted to Tenant in this Paragraph is personal to Tenant, and may not be assigned by Tenant to any third party, either alone or in conjunction with an assignment of this Lease or a sublease of all or any part of the Premises, and either voluntarily or by operation of law; provided, however, that it may be assigned in conjunction with an assignment or sublease which is a Permitted Transfer under Paragraph 14.1F hereof. The rights granted to Tenant under this paragraph shall terminate upon the earliest of the following to occur: (i) the expiration or earlier termination of the Lease; (ii) any assignment by Tenant of its interest in this Lease; (iii) any subletting by Tenant of substantially all of the Premises for substantially all of the remainder of the Lease Term; (iv) the termination of this right by default as set forth in Subparagraph H. below; or
(v) as to any Offered Space, when Tenant has had the above granted right to make an offer and either failed to make an offer or Landlord did not accept the offer (until the Offered Space is leased to a third party which takes possession and pays rent, after which time the RFO is revived).

                  H. Termination By Default: The rights of Tenant under this Paragraph shall not be effective at any time when Tenant is in default under this Lease beyond any applicable cure period provided in this Lease. If such a default exists, Landlord shall not be required to give the RFO Notice as to Offered Space, and Tenant shall permanently lose the RFO with regard to such space. If Tenant, with the agreement of Landlord, shall nevertheless cure such default, then the rights provided hereunder shall be reinstated on a prospective basis only, and any Offered Space first offered during the period when the condition of default existed shall not be subject to the RFO, which shall not be reinstated as to such space, until such Offered Space has been leased to a third party which takes possession and pays rent.

                  I. No Right To Negotiate For Renewal Or Extension Space: The right granted to Tenant by this Paragraph shall not arise on account of or in connection with the renewal or extension of the term of any then existing lease affecting all or any portion of the First Offer Space, including both renewal or extension pursuant to the exercise, of an option or other contractual right by the tenant and renewal or extension by voluntary agreement between the existing tenant and Landlord.

         2. Option to Extend Lease Term: Landlord hereby grants to Tenant the option to extend the Lease Term for one (1) five (5) year term commencing when the prior term expires, under the following terms and conditions:

                  A. Exercise Dates: Tenant must give Landlord notice in writing of its exercise of the option no earlier than two hundred seventy (270) days before the date the Lease Term would end but for said exercise (the "Earliest Exercise Date") and no later than one hundred eighty (180) days before the date the Lease Term would end but for said exercise (the "Last Exercise Date").

                  B. Conditions to Exercise of Option: Tenant's right to extend is conditioned upon and subject to each of the following:

                           (1) In order to exercise its option to extend, Tenant
must give written notice of such election to Landlord and Landlord must receive same by the Last Exercise Date, but not prior to the Earliest Exercise Date. If proper notification of the exercise of the option is not given and/or received, such option shall automatically expire. Failure to exercise the option terminates that option. Tenant acknowledges that because of the importance of Landlord of knowing no later than the Last Exercise Date whether or not Tenant will exercise the option, the failure of Tenant to notify Landlord by the Last Exercise Date will conclusively be presumed an election by Tenant not to exercise the option.

                           (2) Tenant shall have no right to exercise the option
(i) if an Event of Tenant's Default has occurred and is continuing either on the date of exercise of the option or on the date on which the Lease would terminate absent exercise of the option or (ii) in the event that Landlord has given to Tenant three (3) or more notices of separate Defaults during the 12 month period immediately preceding the exercise of the option, whether or not the Defaults are cured. The period of time within which the option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the option because of the provisions of this Paragraph.

                  C. Creation of Extended Term: Upon the timely exercise of the option to extend and the commencement of the extended term, all references in the Lease to the Term shall be considered to mean the term as extended by the exercise of the option, which shall be referred to herein as the "Extended Term".

                  D. Options Personal: The option is personal to the Tenant, and cannot be assigned to or exercised by anyone other than the Tenant or an assignee or sublessee pursuant to a permitted transfer. The option can only be exercised at a time when the Tenant and/or an assignee or sublessee pursuant to a permitted transfer is in full possession of the Premises.

                  E. The Base Monthly Rent for the Option Period shall be the greater of (i) one hundred percent (100%) of the Base Monthly Rent due the last month of the previous Lease Term, or (ii) one hundred percent (100%) of the then fair market monthly rent determined as of the commencement of the option period in question based upon like buildings with like improvements in the area within the boundaries of the City of Santa Clara. Said Base Monthly Rent (and any scheduled increases thereto) shall apply to every month during the Option Period in question, and accordingly, Tenant shall not be entitled to any free rent or other rent concession during the Option Periods. Further, Tenant shall not be entitled to any Tenant Improvement Allowance nor reimbursement for improvements in connection with any Option Period, and shall accept the Premises, the Building, and the Project in there "as is" condition as of the first day of the Option Period in question.

                  F. Upon exercise of an option, the parties shall conduct discussions in an attempt to reach agreement on the Base Monthly Rent (and any scheduled increases thereto) for the Option Period under the standards set forth in Subparagraph E above. If the parties are unable to agree upon the such Base Monthly Rent and increases for the Option Period at least one hundred twenty
(120) days prior to the commencement of the option period, then the fair market monthly rent shall be determined by appraisal conducted pursuant to the following provisions of this Subparagraph F. In the event it becomes necessary to determine by appraisal the fair market rent of the Premises for the purpose of establishing the Base Monthly Rent during the Option Period, then such fair market monthly rent shall be determined by three (3) real estate appraisers, all of whom shall be members of the American Institute of Real Estate Appraisers with not less than five (5) years experience appraising real property (other than residential or agricultural property) located in Santa Clara County, California, in accordance with the following procedures:

                           (1) The party  demanding an appraisal (the "Notifying
Party") shall notify the other party (the "Non-Notifying Party") thereof by delivering a written demand for appraisal, which demand, to be effective, must give the name, address, and qualifications of an appraiser selected by the Notifying Party. Within ten (10) days of receipt of said demand, the Non-Notifying Party shall select its appraiser and notify the Notifying Party, in writing, of the name, address, and qualifications of an appraiser selected by it. Failure by the Non-Notifying Party to select a qualified appraiser within said ten (10) day period shall be deemed a waiver of its right to select a second appraiser on its own behalf and the Notifying Party shall select a second appraiser on behalf of the Non-Notifying Party within five (5) days after the expiration of said ten (10) day period. Within ten (10) days from the date the second appraiser shall have been appointed, the two (2) appraisers so selected shall appoint a third appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be selected by the American Arbitrations Association or if it shall refuse to perform this function, then at the request of either Landlord or Tenant, such third appraiser shall be promptly appointed by the then

Presiding Judge of the Superior Court of the State of California for the County of Santa Clara.

                           (2) The three (3)  appraisers so selected  shall meet
in Santa Clara County, California, not later than twenty (20) days following the selection of the third appraiser. At said meeting the appraisers so selected shall attempt to determine the fair market monthly rent of the Premises for the option period in question (including the timing and amount of periodic increases).

                           (3) If the  appraisers  so  selected  are  unable  to
complete their determinations in one meeting, they may continue to consult at such times as they deem necessary for a fifteen (15) day period from the date of the first meeting, in an attempt to have at least two (2) of them agree. If, at the initial meeting or at any time during said fifteen (15) day period, two (2) or more of the appraisers so selected agree on the fair market rent of the Leased Premises, such agreement shall be determinative and binding on the parties hereto, and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

                           (4) If two (2) or more  appraisers  do  not so  agree
within said fifteen (15) day period, then each appraiser shall, within five (5) days after the expiration of said fifteen (15) day period, submit his independent appraisal in simple letter form to Landlord and Tenant stating his determination of the fair market rent of the Premises for the option period in question. The parties shall then determine the fair market rent for the Premises by determining the average of the fair market rent set by each of the appraisers. However, if the lowest appraisal is less than eighty-five percent (85%) of the middle appraisal then such lowest appraisal shall be disregarded and/or if the highest appraisal is greater than one hundred fifteen percent (115%) of the middle appraisal then such highest appraisal shall be disregarded. If the fair market rent set by any appraisal is so disregarded, then the average shall be determined by computing the average set by the other appraisals that have not been disregarded.

                           (5) Nothing  contained  herein shall prevent Landlord
and Tenant from jointly selecting a single appraiser to determine the fair market rent of the Premises, in which event the determination of such appraisal shall be conclusively deemed the fair market rent of the Premises.

                           (6) Each party  shall bear the fees and  expenses  of
the appraiser selected by or for it, and the fees and expenses of the third appraiser (or the joint appraiser if one joint appraiser is used) shall be borne fifty percent (50%) by Landlord and fifty percent (50%) by Tenant.

         3. Security Deposit:

                  A. Tenant shall provide to Landlord a Security Deposit totaling $827,561.52, of which up to $600,000.00 can be, at Tenant's sole cost, an irrevocable letter of credit which (i) is for an initial term of at least twelve (12) months; (ii) is drawn upon a local commercial bank reasonably acceptable to Landlord; (iii) is in the amount of $600,000.00; (iv) is in a form satisfactory to Landlord; and (v) may be drawn on by Landlord solely upon submission of a written certification of Landlord that there exists an Event of Tenant's Default (as defined in Paragraph 13.1 of this Lease or in this Paragraph), that Tenant has not cured such Event of Default, and that the amount drawn on the letter of credit is the net amount due Landlord after first applying any cash Security Deposit then being held by Landlord. Tenant's failure to replenish any cash Security Deposit which is applied by Landlord, within ten
(10) days after notice that it has been applied, shall be an immediate Event of Tenant's Default, without further notice or opportunity to cure, which shall entitle Landlord to resort to the letter of credit to replenish its cash Security Deposit. Except as provided in Subparagraph B herein, Tenant shall keep the letter of credit in effect during the entire Lease term plus a period of four (4) weeks thereafter, and Tenant's failure to renew a letter of credit at least thirty (30) days prior to its expiration for additional periods of at least twelve (12) months and to furnish written evidence thereof to Landlord (or to provide a cash deposit in lieu thereof) shall be deemed an Event of Tenant's Default under this Lease upon the expiration of the thirtieth (30th) day prior to the date of expiration of the then-current letter of credit. If Tenant provides Landlord with a letter of credit meeting the foregoing requirements, any cash Security Deposit previously provided to Landlord in excess of $227,561.52 shall be returned to Tenant. Any proceeds received by Landlord by drawing upon the letter of credit shall be applied in accordance with the provisions of Paragraph 3.5 of the Lease. If Landlord draws upon the letter of credit, thereafter Tenant shall once again have the right to post a letter of credit in place of a cash Security Deposit so long as there exits no Event of Tenant's Default under the Lease. If Landlord transfers the Premises during the Lease Term, and if a letter of credit is still posted as part of the Security Deposit, Tenant agrees to take such actions as are necessary to have the letter of credit redrawn in favor of the new owner of the Premises, at Tenant's sole cost and expense.

                  B. Notwithstanding the foregoing, the letter of credit and any cash Security Deposit held by Landlord in excess of $227,561.52 shall be released by Landlord upon the achievement by Tenant of the following financial goals:

                           (1) Tenant shall have achieved  four (4)  consecutive
quarters of positive Net Income, as disclosed in Tenant's audited financial statements, and

                           (2) Tenant's Net Income over the four (4) consecutive
quarters described in subsection 1 above, shall equal a minimum of $6,000,000.00 in the aggregate.

         4. Early Occupancy:

                  A. As consideration for Tenant's performance of all obligations to be performed by Tenant under the Lease, and upon receipt of (i) the first month's Base Monthly Rent and Security Deposit totaling $1,001,968.48, and (ii) a certificate of insurance as provided by Article 9.1C of the Lease, Landlord shall permit Tenant to enter and use the Premises commencing thirty
(30) days prior to the Scheduled Commencement Date (the "Early Occupancy Period"). Such occupancy during the Early Occupancy Period shall be subject to all of the terms, covenants and conditions of the Lease provided, however, that the rent payable during the Early Occupancy Period shall be waived.

                  B. In the event either party shall bring any action or legal proceeding for damages for alleged breach of any provision of this agreement, to recover rent, to terminate tenancy of the Premises, or to enforce, protect or establish any term or covenant of this agreement or the Lease or right of remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorney's fees and court costs as may be fixed by the court or jury.

                  C. Tenant agrees to cooperate with construction personnel completing the Interior Improvements (as defined in Exhibit B to the Lease) in the Premises and not cause any delay in the completion of these improvements. It is the intent of Landlord and Tenant that Tenant's obligation to pay the Base Monthly Rent and all Additional Rent not be delayed by any cause or other act of Tenant and, if it is so delayed, and provided that Landlord promptly notifies Tenant in writing of each separate delay and the estimated period of delay, then Tenant's obligation to pay the Base Monthly Rent and all Additional Rent shall commence as of the date it would have commenced absent said delay caused by Tenant.

                  D. During the Early Occupancy Period, Tenant shall arrange to have all utility services, including but not limited to gas, electric, water and trash, billed directly to Tenant for payment.

         5. Tenant Improvement Allowances:

                  A. The term "Tenant Improvement Allowance" shall mean the maximum amount Landlord is required to spend toward the payment of Interior

Improvement Costs (as defined in Exhibit B to the Lease) for all Interior Improvements constructed in the Premises, which amount is Two Million, Three Hundred Ninety-Five Thousand, Seven Hundred and no/100 Dollars ($2,395,700.00) (i.e., $25.00 per square foot for Tenant's Gross Leasable Area within the entire Premises).

                  B. No credit in the Base Monthly Rent shall be made if a portion of the Tenant Improvement Allowance is not spent. Additionally, Landlord shall not be obligated to provide future use of any Tenant Improvement Allowance not spent prior to the completion of all "punch list" items (as described in Exhibit B to the Lease).

         6. Hazardous Materials Disclosure: Tenant acknowledges Landlord's disclosure that a neighboring property has suffered a Hazardous Material problem, and that as a result of a past common ownership of the Project and the business which operated on this neighboring property, an air stripper has been installed on the Project to service this neighboring property and is being operated by third parties who are responsible for such problem under government approval and supervision, all as more fully detailed in the Phase I Environmental Site Assessment and Phase II Groundwater Investigation of 3151 Jay Street, Santa Clara, California, dated November 10, 1997, and performed by PES Environmental, Inc.; the Semi-Annual Status Report on the 3080/3100 Alfred Street Site in Santa Clara, California dated as of January, 1999 and performed by Locus Technologies; and the report of Erler & Kalinowski, Inc., dated February 24, 1998, which Tenant has reviewed pursuant to a separate confidentiality agreement.

         7. Parking: Notwithstanding anything to the contrary in Paragraph 4.5, a total of ten (10) of Tenant's Allocated Parking Stalls may, at Tenant's option, be designated for Tenant's non-exclusive use as "Visitor" spaces. If Tenant desires to mark and use such stalls, it shall be under the following terms and conditions:

                  A.  All   expenses   associated   with  the  marking  of  such
non-exclusive "Visitor" parking spaces shall be paid by Tenant.

                  B. Tenant shall designate not more than five (5) non-exclusive "Visitor" parking spaces for each of its two Buildings. The "Visitor" parking spaces shall be located reasonably near to the entrance to each Building, with due regard for the rights of the tenant(s) of the other building which make up the Project. Their exact location, and the location and nature of any associated markings, shall be submitted to and approved in writing by Landlord before work is commenced.

                  C. If Tenant elects to paint the parking lot with markings relating to the "Visitor" spaces, then on expiration or earlier termination of this Lease, Tenant shall remove markings and restore the parking lot to its condition prior to their placement, to Landlord's satisfaction, and at Tenant's expense. Tenant's marking of the designated "Visitor" parking spaces shall be limited to inscribing the word "Visitors" on the asphalt parking area. Tenant shall not apply any markings other than as stated above, and Tenant shall not erect any or maintain any signs relating to these spaces.

                  D. Landlord shall not be responsible for enforcing the use of said spaces, provided, however, that Landlord will not grant to any other Tenant of the Project the right to exclusive use of such stalls or any other parking stalls without Tenant's consent. Landlord shall not be required, in any other lease of the property in the Project, to prohibit the tenant under such lease from any use of the "Visitor" spaces, or otherwise to make any rules relating thereto. Tenant shall not post or mark the "Visitor" spaces with any "tow away" or similar signs, and shall not have the right to any physical enforcement, by towing or otherwise, relating to said parking spaces.

         8. Warranty for Building Shell and Grounds: Landlord warrants that the portion of the Buildings and surrounding parking, landscaping, and grounds area existing prior to the construction of the Interior Improvements under Exhibit B, the Interior Improvement Agreement (collectively the "Building Shell") was constructed in a good and workmanlike manner with materials and equipment which were new and otherwise of good quality, installed in accordance with manufacturer's and vendor's specifications. The foregoing warranty shall be subject to, and limited by, the following:

                  A. Once Landlord is notified in writing of any breach of the above-described warranty, Landlord shall promptly commence the cure of such breach and complete such cure with diligence at Landlord's sole cost and expense.

                  B. Landlord's liability pursuant to such warranty shall be limited to the cost of correcting the defect or other matter in question. In no event shall Landlord be liable to Tenant for any loss, damage, claim, or liability incurred by Tenant as a result of such defect or other matter, including without limitation damages resulting from any loss of business by Tenant or other consequential damages.

                  C. Notwithstanding anything contained in this Paragraph 8, Landlord shall not be liable pursuant to the warranty granted by this Paragraph 8 for any defect in design, construction, or equipment in the Building Shell which is discovered and of which Landlord receives written notice from Tenant after the first (1st) anniversary of the recordation of a notice of completion for the work of improvement affected by the defect or the Commencement Date, whichever is later.

                  D. With respect to defects for which Landlord is not responsible pursuant to subparagraph C, Tenant shall have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting such defect and in discharging its obligations regarding the repair and maintenance of the Premises. Upon request by Tenant, Landlord shall inform Tenant of all written construction and equipment warranties existing in favor of Landlord which affect the Building Shell.
Landlord shall cooperate with Tenant in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with regard to any defect for which Landlord is not responsible pursuant to this Paragraph or under the Lease so long as Tenant pays all costs reasonably incurred by Landlord in so acting.

                  E. Landlord makes no other express or implied warranty with respect to the design, construction or operation of the Building Shell except as that set forth in this Paragraph. Notwithstanding anything to the contrary contained in the Lease or this Agreement, Tenant's acceptance of the Premises shall not be deemed a waiver of the foregoing warranty. THE FOREGOING DISCLAIMER INCLUDES A DISCLA]MER OF ALL WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATTERS DESCRIBED HEREIN, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          9. To the actual knowledge of Michael J. Biggar, Landlord's executive handling this Project, as of the Effective Date, without having made any investigation (and without having been deemed to have investigated or discovered any unknown facts which such investigation would have disclosed), and subject to and qualified by all information and disclosures made to Tenant by Landlord, Landlord represents that Landlord does not know of any person who has, during Landlord's ownership of the Project, served in the function of Declarant under the Private Restrictions.

          10. Building Signage: Landlord agrees that, provided the parties can reach mutual agreement on the size, quality, and appearance of the sign (and Landlord will not unreasonably withhold its agreement on such matters), that it will not object to Tenant's maintenance of a tasteful sign on the north side of one building facing toward Highway 101 which states solely Tenant's corporate name.

             11. If the Lease is terminated pursuant to a right granted to Tenant under Paragraph 2.4 of the Lease, all monies deposited or paid by Tenant to Landlord as a Security Deposit or Prepaid Rent under the Summary of Basic Lease Terms, Paragraphs L and M and Paragraphs 3.3 and 3.5 of the Lease shall be returned to Tenant on demand, but Landlord shall have no duty to refund any other monies paid hereunder, including but not limited to monies paid or contributed for Interior Improvements and/Or under the Cost Reimbursement Agreement between the parties.


LANDLORD:                                TENANT:

ORCHARD JAY INVESTORS LLC                CYLINK CORPORATION
a California limited liability company   a California corporation

By:   /s/ David J. Brown                 By:   /s/ [ILLEGIBLE]
      --------------------------------         --------------------------------
          David J. Brown
          Managing Member                Its:  Chief Financial Officer
                                               --------------------------------
Dated: May 11, 1999
       -------------------------------   Dated: May 10, 1999
                                               --------------------------------

DAVID J. BROWN
                                         By:   /s/ [ILLEGIBLE]
                                               --------------------------------
By:   /s/ David J. Brown
      --------------------------------
          David J. Brown                 Its:  Corporate Secretary
                                               --------------------------------

Dated: May 11, 1999
      --------------------------------   Dated: May 10, 1999
                                               --------------------------------

LANDLORD:                                TENANT:

ORCHARD JAY INVESTORS LLC                CYLINK CORPORATION
a California limited liability company   a California corporation

By:                                      By:
      --------------------------------         --------------------------------
          David J. Brown
          Managing Member                Its:
                                               --------------------------------
Dated:
       -------------------------------   Dated:
                                               --------------------------------

DAVID J. BROWN
                                         By:
                                               --------------------------------
By:
      --------------------------------
          David J. Brown                 Its:
                                               --------------------------------

Dated:
      --------------------------------   Dated:
                                               --------------------------------

                                   Exhibit A

                            ORCHARD BUSINESS CENTRE
                                  SANTA CLARA




                               (GRAPHIC OMITTED)




                                   JAY STREET


                      COMMUNICATIONS AND FIBER OPTIC LOOP

                                                   ______   Six 4" Conduits
                                                   ------   Four 4" Conduits
                                                     [ ]    Junction Box.


The information contained herein has been obtained from sources we deem reliable. We have no reason to doubt its accuracy, but we do not guarantee it. All information should be verified prior to lease. Site plan may not be to scale.

                                   EXHIBIT B

                         INTERIOR IMPROVEMENT AGREEMENT


         THIS INTERIOR IMPROVEMENT AGREEMENT ("Agreement") is made part of that Lease dated May 10, 1999, (the "Lease") by and between Orchard Jay Investors, LLC, a California limited liability company and David J. Brown, ("Landlord"), and Cylink Corporation, a California corporation, ("Tenant"). Landlord and Tenant agree that the following terms are part of the Lease:

         1. Purpose of Improvement Agreement: The purpose of this Improvement Agreement is to set forth the rights and obligations of Landlord and Tenant with respect to the construction of Interior Improvements within the Premises.

         2. Definitions: As used in this Interior Improvement Agreement, the following terms shall have the following meanings, and terms which are not defined below, but which are defined in the Lease and which are used in this Interior Improvement Agreement, shall have the meanings ascribed to them by the
Lease:

                  A. Approved Specifications: The term "Approved Specifications" shall mean those specifications for the Interior Improvements to be constructed by Landlord which are described by Exhibit "C" to the Lease.

                  B. Interior  Improvements:  The term  "Interior  Improvements"
shall mean all interior improvements to be constructed by Landlord in accordance with the Approved Specifications (e.g., HVAC equipment and distribution, transformer and power distribution, partitions, floor, wall, and window covering, lighting fixtures).

                  C. Interior Improvement Costs: The term "Interior Improvement Costs" shall mean the following: (i) the total amount due pursuant to the general construction contract entered into by Landlord to construct the Interior Improvements, including costs for any and all building code compliance; (ii) the cost of all governmental approvals required as a condition to the construction of the Interior Improvements (including all construction taxes imposed by the City of Santa Clara) in connection with the issuance of a building permit for the Interior Improvements; (iii) all utility connection or use fees; (iv) fees of architects or engineers for services rendered in connection with the design and construction of the Interior Improvements; (v) the cost of payment and performance bonds obtained by Landlord or Prime Contractor to assure completion of the Interior Improvement (but only if Tenant requests or approves such bonds); (vi) the cost of any fees or other exactions of any municipal or governmental entities which arise out of the construction of the Interior Improvements; (vii) costs associated with compliance with the Americans with Disabilities Act and/or such California laws and/or regulations which relate to facilities for the disabled; and (viii) costs to comply with Paragraph 12 of this Agreement. There shall not be included in the Interior Improvement Costs any expenses of Landlord for building the shell and the grounds of the Project, nor complying with legal requirements relating thereto and required by any Laws or Private Restrictions for building shells and exteriors in general.

                  D. Substantial Completion and Substantially Complete: The terms "Substantial Completion" and "Substantially Complete" shall each mean the date when all of the following have occurred with respect to the Interior Improvements in question: (i) the construction of the Interior Improvements has been substantially completed in accordance with the requirements of this Lease;
(ii) the architect responsible for preparing the plans shall have executed a certificate or statement representing that the Interior Improvements in question have been substantially completed in accordance with the plans and specifications therefor; (iii) the Building Department of the City of Santa Clara has completed its final inspection of such improvements and has "signed off the building inspection card approving such work as complete; (iv) if applicable, a Certificate of Occupancy has been issued and any other necessary governmental approvals for occupancy have been obtained; (v) all utilities are hooked up and

EXHIBIT B

available for use; and (vi) Tenant has received written notice that all above parts of Substantial Completion have taken place.

         3. Schedule of Performance: Set forth in this paragraph is a schedule of certain critical dates relating to Landlord's and Tenant's respective obligations regarding the construction of the Interior Improvements (the "Schedule of Performance"). Landlord and Tenant shall each be obligated to use reasonable efforts to perform their respective obligations within the time periods set forth in the Schedule of Performance and elsewhere in this Interior Improvement Agreement. The Schedule of Performance is as follows:

           Action                                                 Responsible
           Items                 Due Date                            Party
           -----                 --------                            -----

A.       Delivery to             Completed.                        Tenant
         Landlord of
         Tenant's
         Interior
         Requirements

B.       Delivery to             Completed.                        Landlord
         Tenant of
         Preliminary
         Interior
         Improvement
         Plans

C.       Approval by             Within three (3) business days    Tenant
         Tenant of               after Tenant receives
         Preliminary             Preliminary Interior Plans.
         Interior Plans

D.       Delivery to             Within seventeen (17) business    Landlord
         Tenant of               days after approval of the
         Final                   Preliminary Interior Plans.
         Interior Plans

E.       Approval by             Within five (5) business  days    Tenant
         Tenant of               after Tenant receives Final
         Final                   Interior Plans.
         Interior Plans

F.       Approval by             Within three (3) business days    Tenant
         Tenant of               after receipt of construction
         Construction            costs.
         Costs

G.       Issuance of             By June 21, 1999.                 Landlord
         Building Permits

H.       Commence-               Within ten (10)  business days    Landlord
         ment of                 after issuance of all
         construction            necessary governmental
         of Interior             approvals and approval of
         Improvement             construction costs by Tenant
                                 and Landlord.

EXHIBIT B

           Action                                                 Responsible
           Items                 Due Date                            Party
           -----                 --------                            -----

I.       Substantial    Within ten (10) weeks after                Landlord
         Completion     execution of construction contract
         of Interior    for the Interior Improvements.
         Improvements   Estimated August 30, 1999.

J.       Commence-      Rent shall commence on                     Tenant
         ment of Rent   the Commencement Date.
         Payments


         4. Construction of Interior Improvements: Landlord shall construct the Interior Improvements in accordance with the following:

                  A.  Development  and Approval of Preliminary  Interior  Plans:
Tenant has delivered to Landlord a proposed floor plan identifying its requirements for the Interior Improvements that is consistent with the Approved Specifications ("Tenant's Interior Requiremens"). On or before the due date specified in the Schedule of Performance, Landlord shall and deliver to Tenant for its review and approval preliminary plans for the Interior Improvements which are consistent with and conform to Tenant's Interior Requirements and the Approved Specifications (the "Preliminary Interior Plans"). On or before the due date specified in the Schedule of Performance, Tenant shall either approve such plans or notify Landlord in writing of its specific objections to the Preliminary Interior Plans. If Tenant so objects, Landlord shall revise the
Preliminary Interior Plans to address such objections in a manner consistent with the parameters for the Interior Improvements set forth in this Interior Improvement Agreement and the Approved Specifications and shall resubmit such revised Preliminary Interior Plans as soon as reasonably practicable to Tenant for its approval. When such revised Preliminary Interior Plans are resubmitted to Tenant, it shall either approve such plans or notify Landlord of any further objections in writing within two (2) business days after receipt thereof. If Tenant has further objections to the revised Preliminary Interior Plans, the parties shall meet and confer to develop Preliminary Interior Plans that are acceptable to both Landlord and Tenant within five (5) business days after Tenant has notified Landlord of its second set of objections. In the event Tenant and Landlord do not resolve all of Tenant's objections within such five
(5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Interior Improvement Agreement to resolve Tenant's objections and incorporate such resolution into the Preliminary Interior Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence.

                  B. Development and Approval of Final Interior Plans: Once the Preliminary Interior Plans have been approved by Landlord and Tenant (including all changes made to resolve Tenant's objections approved by Landlord's architect and Tenant's architect or construction consultant pursuant to subparagraph 4A), Landlord shall complete and submit to Tenant for its approval final working drawings for the Interior Improvements by the due date specified in the Schedule of Performance. Tenant shall approve the final plans for the Interior Improvements or notify Landlord in writing of its specific objections by the due date specified in the Schedule of Performance. If Tenant so objects, the parties shall confer and reach agreement upon final working drawings for the Interior Improvements within five (5) business days after Tenant has notified Landlord of its objections. In the event Tenant and Landlord do not resolve all of Tenant's objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's architect or

EXHIBIT B


construction consultant, who shall apply the standards set forth in this Interior Improvement Agreement to resolve Tenant's objections and incorporate such resolution into the Final Interior Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence. The final working drawings so approved by Landlord and Tenant (including all changes made to resolve Tenant's objections approved by
Landlord's architect and Tenant's architect or construction consultant) are referred to herein as the "Final Interior Plans".

                  C. Building Permit: Not later than immediately following the time that the Final Interior Plans have been approved by Landlord and Tenant, Landlord shall apply for a building permit for the Interior Improvements, and shall diligently prosecute to completion such approval process.

                  D. Construction Contract: Landlord and Tenant shall cooperate to cause the Interior Improvements to be constructed by a general contractor who is engaged by Landlord in accordance with the procedures set forth in subparagraph 4D(1) hereof

                           (1) The  Interior  Improvements  will be  constructed
pursuant to a "fixed price" construction contract awarded to a general contractor selected by Landlord and approved by Tenant. Landlord has submitted to Tenant Landlord's recommendation of the general contractor--Hollander Smith Inc.-- which Tenant has approved. Landlord shall submit to Tenant the terms of the "fixed price" construction contract for the Interior Improvements for Tenant's approval, which shall be deemed given if objection is not made by Tenant within three (3) business days after receipt of such proposal from landlord. Subject to mutual agreement of Landlord and Tenant, the general construction contract will provide that major subcontractors for electrical, plumbing, mechanical and HVAC, and elevator work (as well as all other subcontractors as to which Landlord and Tenant agree) for the Interior Improvements shall be engaged on a "design-build" basis where Tenant shall have the right to reasonably approve such subcontractors. Tenant and Landlord acknowledge that the total Interior Improvement Costs are likely to exceed the amount stated in Paragraph 5 of the First Addendum to Lease. Tenant shall have the right to approve the total Interior Improvement Costs. After all such costs are known, in the event that Tenant does not approve the total Interior Improvement Costs, Tenant may request that changes be made to the Final Interior Plans (subject to Landlord's approval which shall not be unreasonably withheld or delayed) for the purpose of lowering the total Interior Improvement Costs. Other major subcontracts shall go through the bid process, wherein Tenant shall have the right to reasonably approve such subcontractors and to have major subcontracts rebid if Tenant does not approve the bid. Delays caused by any modifications to the Final Interior Plans and rebidding or re-pricing requested by Tenant shall be deemed delays caused by Tenant for purposes of Paragraph 7 hereof.

                           (2)  Landlord and Tenant shall use their best efforts
to approve the general contractor and all subcontractors so that the construction contract may be executed as soon as possible. Tenant shall have no liability to the general contractor or to any subcontractor under the construction contract and/or any subcontractor otherwise with respect to the Interior Improvements.

                  E. Commencement of Interior Improvements: On or before the due date specified in the Schedule of Performance, Landlord shall commence construction for the Interior Improvements and shall diligently prosecute such construction to completion, using all reasonable efforts to achieve Substantial Completion of the Interior Improvements by the due date specified in the Schedule of Performance.

EXHIBIT B

         5. Payment of Interior Improvement Costs: Landlord and Tenant shall have the following obligations with respect to the payment of Interior Improvement Costs:

                  A. Landlord shall be obligated to pay an amount equal to the Tenant Improvement Allowance as provided for in Paragraph 5 of the First Addendum To Lease for the Payment of Interior Improvement Costs. If the total of Interior Improvement Costs exceeds the amount of Landlord's required contribution, Tenant shall be obligated to pay the entire amount of such excess, including Landlord's construction management fee of Four Percent (4%) of the hard costs of construction in excess of the Tenant Improvement Allowance. In no event shall Landlord be obligated to pay for Interior Improvement Costs in excess of the allowance provided for in Paragraph 5 of the First Addendum to Lease. If Tenant becomes obligated to contribute toward paying Interior
Improvement Costs pursuant to this subparagraph 5A, then Landlord shall determine the amount of such excess prior to commencing construction of the Interior Improvements and Tenant shall pay to Landlord the total amount of such estimated excess costs as follows: Within ten (10) days after receipt of Landlord's statement of such excess costs, Tenant shall pay to Landlord 20% of such excess cost; within ten (10) days after receipt of Landlord's certification that 50% of the Interior Improvement work has been completed, Tenant shall pay to Landlord a further 40% of such excess cost; within ten (10) days of receipt of Landlord's certification that 90% of the Interior Improvement work has been completed, Tenant shall pay to Landlord a further 30% of such excess cost. Landlord's certification of progress shall be accompanied by a contractor's written certification confirming the progress of construction, and on request, Landlord shall supply Tenant with other back-up documents reasonably requested by Tenant in regard to such progress determination. If changes are approved, Landlord may, at its discretion, provide Tenant with a new and updated statement of the amount of excess costs based on the additional costs of approved changes, and in such event (a) all further progress payments shall be based on the new statement of excess costs and (b) at the time of the next progress payment, Tenant shall pay an additional amount sufficient to bring all previous progress payments current based on the new statement of excess costs. Within thirty (30) days after the Building is Substantially Completed, the amount of all Interior Improvement Costs has been finally determined, and all "punch-list" items have been competed, Tenant shall pay Landlord any portion of the actual excess costs that remains due and unpaid. The excess costs remaining due and unpaid are comprised of the amount determined by Landlord as the excess costs prior to the work being performed, less all progress payments made as set forth above, plus any added costs resulting from approved changes to the plans and the work. Landlord shall not be obligated to commence construction of the Interior Improvements unless and until the first payment of these excess costs have been paid by Tenant to Landlord, and at Landlord's option, if Tenant does not pay such amount within the time specified above, Landlord may give Tenant a further five (5) day notice to pay such costs or commit an Event of Tenant's Default as defined in the Lease, and if Tenant does not, within such five (5) day period after such notice, pay such amount to Landlord, then Tenant shall be considered to have committed an Event of Tenant's Default without any further notice or cure periods, and Landlord shall be entitled, in addition to any other rights or remedies hereunder, to all of its rights and remedies prescribed in the Lease in the case of an Event of Tenant's Default. At the time the final accounting is rendered by Landlord pursuant to subparagraph 5C hereof, there shall be an adjustment between Landlord and Tenant such that each shall only be required to contribute to the payment of Interior Improvement Costs in accordance with the obligations set forth in this subparagraph 5A which adjustment shall be made within five (5) days after Landlord notifies Tenant of the required adjustment. If Tenant is required to make a payment to Landlord, Tenant shall make such payment even if Tenant elects to audit the statement submitted by Landlord pursuant to subparagraph 5C. In the event Tenant's audit discloses that an overpayment or underpayment was made by Tenant, there shall be an adjustment between Landlord and Tenant as soon as reasonably practicable such that each shall only be required to contribute to the payment of costs in accordance with the obligations set forth in this subparagraph 5A.

                  B. If Tenant fails to pay any amount when due pursuant to this Paragraph 5, then (i) Landlord may (but without the obligation to do so) advance such funds on Tenant's behalf, and Tenant shall be obligated to reimburse Landlord for the amount of funds so advanced on its behalf, and (ii) Tenant shall be liable for the payment of a late charge and interest in the same manner as if Tenant had failed to pay Base Monthly Rent when due as described in Paragraph
3.4 of the Lease. Any amounts paid to Landlord by Tenant pursuant to this subparagraph shall be held by Landlord as Tenant's agent, for disbursal to the general contractor in payment for work costing in excess of Landlord's required contribution.

                  C. When the Interior Improvements are Substantially Completed, Landlord shall submit to Tenant a final and detailed accounting of all Interior Improvement Costs paid by Landlord, certified as true and correct by Landlord's financial officers. Tenant shall have the right to audit the books, records, and supporting documents of Landlord to the extent necessary to determine the accuracy of such accounting during normal business hours after giving Landlord at least two (2) days prior written notice. Tenant shall bear the cost of such audit, unless such audit discloses that Landlord has overstated the total of such costs by more than two percent (2%) of the actual amount of such costs, in which event Landlord shall pay the cost of Tenant's audit. Any such audit must be conducted, if it all, within ninety (90) days after Landlord delivers such accounting to Tenant.

         6. Changes to Approved Plans: Subject to Paragraph 4.D.1, once the Final Interior Plans have been approved by Landlord and Tenant, neither shall have the right to order extra work or change orders with respect to the construction of the Interior Improvements without the prior written consent of the other (which, in the case of Tenant's approval, may be withheld in its sole discretion). All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost (including the construction manager's fees of Landlord for the management of the construction specified under such change order or extra work, as set forth in Paragraph 5A) and/or construction time resulting therefrom, and shall become effective and a part of the Final Interior Plans once approved in writing by both parties. If a change order requested by Tenant results in an increase in the cost of constructing the Interior Improvements, (including Landlord's construction management fee of Four Percent (4%) of the hard costs of construction), Tenant shall pay the amount of such increase caused by the change order requested by Tenant at the time the change order is approved by both Landlord and Tenant if and to the extent such change order causes the Interior Improvement Costs to exceed Landlord's required contribution thereto described in subparagraph 5A. If a change order requested by Tenant results in an increase in the amount of construction time needed by Landlord to complete the Interior Improvements, Paragraph 7 hereof may apply.

         7. Delay in Completion Caused by Tenant: The parties hereto acknowledge that the date on which Tenant's obligation to pay the Base Monthly Rent and the Additional Rent would otherwise commence may be delayed because of: (i) Tenant's failure to submit necessary information to Landlord when required; (ii) Tenant's failure to promptly review and approve the plans for the Interior Improvements in accordance with the Schedule for Performance; (iii) any act by Tenant which interferes with or delays the completion of the plans for the Interior Improvements or Landlord's construction work; (iv) change orders requested by Tenant and approved by Landlord; (v) special materials or equipment ordered or specified by Tenant that cannot be obtained by Landlord at normal cost within a reasonable period of time because of limited availability; or (vi) any delay or default by Tenant in paying the estimated cost of construction of Interior Improvements in excess of the Landlord's required contribution. It is the intent of the parties hereto that the commencement of Tenant's obligation to pay the Base Monthly Rent and all Additional Rent not be delayed by any of such causes or by any other act of Tenant, and in the event it is so delayed, Tenant's obligation to pay the Base Monthly Rent and all Additional Rent shall commence as of the date it would otherwise have commenced absent delay caused by Tenant, provided that within a reasonable period of time after learning of the occurrence of the cause of any such delay, Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay, (but Landlord is not required to give any notice in regard to failure to pay estimated excess Interior Improvement Costs except the initial notice to pay

EXHIBIT B

such costs required by Paragraph 5A above as of the Effective Date, there have not been any Tenant Delays).

         8. Delivery of Possession, Punch List, and Acceptance Agreement: As soon as the Interior Improvements are Substantially Completed, Landlord and Tenant shall together walk through the Premises and inspect all Interior Improvements so completed, using reasonable efforts to discover all uncompleted or defective construction in the Interior Improvements. After such inspection has been completed, each party shall sign an acceptance agreement in the form attached to the Lease, as Exhibit "D", which shall (i) include a list of all "punch list" items which the parties agree are to be corrected by Landlord and
(ii) shall state the Commencement Date and the initial Base Monthly Rent. As soon as such inspection has been completed and such Acceptance Agreement executed, Landlord shall deliver possession of the Premises to Tenant. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after executing the Acceptance Agreement. Landlord shall have no obligation to deliver possession of the Premises to Tenant until such procedures regarding the preparation of a punch list and the execution of the Acceptance Agreement have been completed. Subject to the provisions of Paragraph 9 of this Agreement, Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of Landlord's work of improvement in such part as complete and in accordance with the terms of the Lease except for the punch list items noted and latent defects that could not reasonable have been discovered by Tenant during its inspection of the Interior Improvements prior to completion of the acceptance agreement. Tenant's participation in and execution of a "punch list", execution of the Acceptance Agreement, and taking possession of the Premises shall not in any way affect Landlord's warranty obligations under this Agreement. Notwithstanding anything contained herein, Tenant's obligation to pay the Base Monthly Rent and Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such Acceptance Agreement.

         9. Standard of Construction and Warranty: Landlord hereby warrants that the Interior Improvements shall be constructed substantially in accordance with the Final Interior Plans (as modified by change orders approved by Landlord and Tenant), all Private Restrictions and all Laws, in a good and workmanlike manner, and all materials and equipment furnished shall conform to such final, plans and shall be new and otherwise of good quality and were installed in accordance with all vendor's and manufacturer's specifications, instructions and requirements. All construction, product and equipment warranties and guarantees obtained by Landlord shall, to the extent obtainable, provide that such warranties and guarantees shall also run to the benefit of Tenant and its successors and assigns. The foregoing warranty shall be subject to, and limited by, the following:

                  A. Once Landlord is notified in writing of any breach of the above-described warranty, Landlord shall promptly commence the cure of such breach and complete such cure with diligence at Landlord's sole cost and expense.

                  B. Landlord's liability pursuant to such warranty shall be limited to the cost of correcting the defect or other matter in question. In no event shall Landlord be liable to Tenant' for any damages or liability incurred by Tenant as a result of such defect or other matter, including without limitation damages resulting from any loss of business by Tenant or other consequential damages.

                  C. Except for Landlord's obligations under the Lease, notwithstanding anything contained in this Paragraph 9, Landlord shall not be liable for any defect in design, construction, or equipment furnished which is discovered and of which Landlord receives written notice from Tenant after eighteen (18) months have passed since the later of (i) the Commencement Date, and (ii) recordation of a notice of completion for the work of improvement affected by the defect.

                  D. With respect to defects for which. Landlord is not responsible pursuant to subparagraph 9C, Tenant shall have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting.

EXHIBIT B

such defect and in discharging its obligations regarding the repair and maintenance of the Premises. Upon request by Tenant, Landlord shall inform Tenant of all written construction and equipment warranties existing in favor of Landlord which affect the Interior Improvements. Landlord shall cooperate with Tenant in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with regard to any defect for which Landlord is not responsible pursuant to this paragraph so long as Tenant pays all costs reasonably incurred by Landlord in so acting.

         E. Landlord makes no other express or implied warranty with respect to the design, construction or operation of the Interior Improvements except as set that forth in this Paragraph. Notwithstanding anything to the contrary contained in the Lease or this Agreement, Tenant's acceptance of the Premises shall not be deemed a waiver of the foregoing warranty. THE FOREGOING DISCLAIMER INCLUDES A DISCLAIMER OF ALL WARRANTIES AI Th REPRESENTATIONS, EXPERESS OR IMPLIED, WITH RESPECT TO THE MATTERS DESCRIBED HEREIN, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         11. Effect of Agreement: In the event of any inconsistency between this Improvement Agreement and the Lease, the terms of this Improvement Agreement shall prevail.

          12. Delivery of Documents: Landlord shall deliver to Tenant (i) within thirty (30) days after the same is obtained by Landlord, any temporary or permanent certificates of occupancy issued with regard to the Premises; (ii) within sixty (60) days after Tenant's request (if such request is made within one year of the Effective Date), a complete "as-built" set of Mylar reproducible building plans reflecting all approved changes to the work; and (iii) within thirty (30) days after Substantial Completion of the Premises, complete maintenance and operating manuals for all the equipment, fixtures, and systems that are part of the Building.

         13. Miscellaneous: Paragraph 15.11 of the Lease is incorporated herein and its provisions, as applicable, shall be a part hereof.


LANDLORD:                                TENANT:

ORCHARD JAY INVESTORS LLC                CYLINK CORPORATION
a California limited liability company   a California corporation

By:   /s/ David J. Brown                 By:   /s/ [ILLEGIBLE]
      --------------------------------         --------------------------------
          David J. Brown
          Managing Member                Its:  Chief Financial Officer
                                               --------------------------------
Dated: May 11, 1999
       -------------------------------   Dated: May 10, 1999
                                               --------------------------------

DAVID J. BROWN
                                         By:   /s/ [ILLEGIBLE]
                                               --------------------------------
By:   /s/ David J. Brown
      --------------------------------
          David J. Brown                 Its:  Corporate Secretary
                                               --------------------------------

Dated: May 11, 1999
      --------------------------------   Dated: May 10, 1999
                                               --------------------------------

                                   EXHIBIT C

                            APPROVED SPECIFICATIONS

                                (to be inserted)

                                   EXHIBIT D


                              ACCEPTANCE AGREEMENT

         THIS ACCEPTANCE AGREEMENT is made as of _________________ 1999, by and between the parties hereto with regard to that Lease dated May 10, 1999, by and between ORCHARD JAY INVESTORS, LLC, a California limited liability company and David J. Brown ("Landlord"), and Cylink Corporation, a California corporation as Tenant ("Tenant"), affecting those Premises commonly known as 3131 and 3151 Jay Street, Santa Clara, California. The parties hereto agree as follows:

         1. Possession of the Premises has been delivered to Tenant and Tenant has taken possession of the Premises (subject to any qualifications set forth in the Lease).

         2. The Commencement Date of the Lease Term is __________________ and the Lease Term shall expire on _________________ unless sooner terminated according to the terms of the Lease or by mutual agreement.

         3. The Base Monthly Rent initially due pursuant to the Lease is One Hundred Seventy-Four Thousand, Four Hundred Six and 96/100 Dollars ($174,406.96) per month, subject to any subsequent adjustments required by the Lease.

         4.  Landlord  has  received a  Security  Deposit in the amount of Eight
Hundred Twenty-Seven Thousand, Five Hundred Sixty-One and 52/100 Dollars ($827,561.52) which shall be held by Landlord pursuant to Paragraph 3.5 of the Lease and Paragraph 3 of the First Addendum to Lease and all other applicable terms of the Lease. In addition, Tenant has prepaid rent in the amount of One Hundred Seventy-Four Thousand, Four Hundred Six and 96/100 Dollars ($174,406.96), which shall be applied to the first installment of Base Monthly Rent.

         5. The Lease is in full force and effect, neither party is in default of its obligations under the Lease, and Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.


LANDLORD:                                TENANT:

ORCHARD JAY INVESTORS LLC                CYLINK CORPORATION
a California limited liability company   a California corporation

By:                                      By:
      --------------------------------         --------------------------------
          David J. Brown
          Managing Member                Its:
                                               --------------------------------
Dated:
       -------------------------------   Dated:
                                               --------------------------------

DAVID J. BROWN
                                         By:
                                               --------------------------------
By:
      --------------------------------
          David J. Brown                 Its:
                                               --------------------------------

Dated:
      --------------------------------   Dated:
                                               --------------------------------

                                   EXHIBIT E

                                     3633460                       BOOK 8565 539

                              INDEX TO DECLARATION

                                                                        Page No.
                                                                        --------

         PREAMBLE

  I.     DEFINITIONS                                                       1

 II.     PROPERTY SUBJECT TO THE SAN TOMAS INDUSTRIAL
         PARK RESTRICTIONS                                                 2

         Section 2.1       General Declaration Creating San Tomas
                           Industrial Park                                 2

         Section 2.2       Addition of Other Real Property by Grantor      3

               A.          Grantor's Power                                 3

               B.          Notice of Addition of Land                      3

III.     REGULATION OF IMPROVEMENTS                                        3

         Section 3.1       Approval of Plans                               3

               A.          Approval Required                               3

               B.          Basis for Approval                              4

               C.          Result of Inaction                              4

               D.          Proceeding With Work                            4

               E.          Completion of Work                              5

               F.          Estoppel Certificate                            5

               G.          Liability                                       ?

               H.          Review Fee                                      ?

         Section 3.2       Limitations on Improvements                     6

               A.          Minimum Setback Lines                           6

               B.          Exceptions to Setback Requirements              6

               C.          Landscaping                                     7

               D.          Signs                                           7

               E.          Parking Areas                                   7

               F.          Storage and Loading Areas                       8

                                                                   BOOK 8565 540

                                                                        Page No.
                                                                        --------

IV.      REGULATION OF OPERATIONS AND USES                                 8

         Section 4.1       Permitted Uses                                  8

         Section 4.2       Restrictions and Prohibited Uses                9

               A.          Prohibited Uses                                 9

               B.          Nuisances                                       9

               C.          Repair of Buildings                            10

               D.          Right of Entry                                 10

         Section 4.3       Other Operations and Uses                      10

V.       DURATION; MODIFICATION AND REPEAL                                10

         Section 5.1       Duration of Restrictions                       10

         Section 5.2       Termination and Modification                   11

VI.      ENFORCEMENT                                                      11

         Section 6.1       Abatement and Suit                             11

         Section 6.2       Deemed to Constitute a Nuisance                12

         Section 6.3       Attorney's Fees                                12

         Section 6.4       Failure to Enforce Not a Waiver of Rights      12

VII.     MISCELLANEOUS PROVISIONS                                         12

         Section 7.1       Assignment of Rights and Duties                12

         Section 7.2       Constructive Notice and Acceptance             13

         Section 7.3       Waiver                                         13

         Section 7.4       Mutuality, Reciprocity; Runs With Land         13

         Section 7.5       Rights of Mortgages                            13

         Section 7.6       Paragraph Headings                             14

         Section 7.7       Effect of Invalidation                         14

                                                                   BOOK 8565 541

                            DECLARATION OF COVENANTS,
                           CONDITIONS AND RESTRICTIONS
                                       FOR
                            SAN TOMAS INDUSTRIAL PARK


                                    PREAMBLE

         THIS DECLARATION is made on June 5, 1969, by AETNA LIFE INSURANCE COMPANY, a Connecticut Corporation, as owner of the real property in the City of Santa Clara, County of Santa Clara, State of California, described in Exhibit "A" which is attached hereto and incorporated herein by this reference.

         The property described in Exhibit "A" is subject to this DECLARATION and will be known as SAN TOMAS INDUSTRIAL PARK.

         SAN TOMAS INDUSTRIAL PARK is being developed as a planned industrial complex which will provide employment opportunities for the residents of the City of Santa Clara and the surrounding area. These DECLARATIONS are designed to complement local government and municipal regulations and where conflicts occur, the most rigid requirements shall prevail. It is assumed that the users of industrial sites in the SAN TOMAS INDUSTRIAL PARK will be motivated to preserve these qualities through mutual cooperation and by enforcing not only the letter but the spirit of this DECLARATION.

                                                                   BOOK 8565 542

                                    ARTICLE I

                                   DEFINITIONS

         Unless the context otherwise specifies or requires, the terms defined in this Article I shall, for all purposes of this DECLARATION, have the meanings herein specified.

         ARCHITECT The term "Architect" shall mean a person holding a certificate to practice architecture in the State of California under authority of Division 3, Chapter 3 of the Business and Professions Code of the State of California.

         BENEFICIARY The term "Beneficiary" shall mean a mortgagee under a mortgage, as well as beneficiary under a deed of trust.

         DECLARATION The term "Declaration" shall mean the SAN TOMAS INDUSTRIAL PARK RESTRICTIONS.

         DEED OF TRUST The term "Deed of Trust" or "Trust Deed" shall mean a mortgage as well as a deed of trust.

         FILE The term "File" shall mean, with reference to any subdivision map, the filing of said map in the Office of the Recorder of the County of Santa Clara, State of California.

         GRANTOR The term "Grantor" shall mean the AETNA LIFE INSURANCE COMPANY and, to the extent provided in Section 7.1 below, its successors and assigns.

         IMPROVEMENTS The term "Improvements" shall include buildings, outbuildings, roads, driveways, parking areas, fences, screening walls and barriers, retaining walls, stairs, decks, hedges, windbreaks, plantings, planted trees and shrubs, poles, signs, loading areas and all other structures or landscaping improvements of every type and kind.

         MORTGAGEE The term "Mortgagee" shall mean a beneficiary under, or a holder of a deed of trust as well as a mortgagee.

         RECORD; RECORDED The term "Record" shall mean, with respect to any document, the recordation of said document in the Office of the County Recorder of the County of Santa Clara, State of California.

         SITE The term "Site" shall mean all contiguous land under one ownership.

                                                                   BOOK 8565 543

         VISIBLE FROM NEIGHBORING PROPERTY The term "Visible From Neighboring Property" shall mean, with respect to any given object, that such object is or would be visible to a person six feet tall, standing on any part of such neighboring property at an elevation no greater than the elevation of the base of the object being viewed.

         SAN TOMAS INDUSTRIAL PARK The term "SAN TOMAS INDUSTRIAL PARK" shall mean all of the real property now or hereafter made subject to this DECLARATION.

         SAN TOMAS INDUSTRIAL PARK RESTRICTIONS The term "SAN TOMAS INDUSTRIAL PARK RESTRICTIONS" shall mean the covenants, conditions, and restrictions set forth in this DECLARATION, as it may from time to time be amended or supplemented.


                                   ARTICLE II

         PROPERTY SUBJECT TO THE SAN TOMAS INDUSTRIAL PARK RESTRICTIONS

SECTION 2.1 GENERAL DECLARATION CREATING SAN TOMAS INDUSTRIAL PARK

         GRANTOR hereby declares that all of the real property located in the County of Santa Clara, State of California, described in Exhibit A, which is attached hereto and incorporated herein by this reference, is and shall be, conveyed, hypothecated, encumbered, leased, occupied, built upon or otherwise used, improved or transferred in whole or in part subject to the SAN TOMAS INDUSTRIAL PARK RESTRICTIONS, meaning the covenants, conditions and restrictions set forth in this DECLARATION. All of said restrictions are declared and agreed to be in furtherance of a general plan for the subdivision, improvement and sale of said real property and are established for the purpose of enhancing and perfecting the value, desirability and attractiveness of said property and every part thereof. All of the SAN TOMAS INDUSTRIAL PARK RESTRICTIONS shall run with all of said real property for all purposes and shall be binding upon and inure to the benefit of GRANTOR and all owners, lessees, licensees, occupants and their successors in interest as set forth in this DECLARATION.

                                                                   BOOK 8565 544

SECTION 2.2 ADDITION OF OTHER REAL PROPERTY BY GRANTOR

         A. GRANTOR'S POWER Grantor may at any time during the pendency of this DECLARATION add all or a portion of any land now or hereafter owned by GRANTOR to the property which is covered by this DECLARATION, and upon recording of a notice of addition of real property containing at least the provisions set forth in Section 2.2B of this Article II, the provisions of this DECLARATION specified in said notice shall apply to such added land in the same manner as if it were originally covered by this DECLARATION. Thereafter, to the extent this DECLARATION is made applicable thereto, the rights, powers and responsibilities of GRANTOR and the owners, lessees, licensees and occupants of parcels within such added land shall be the same as in the case of the land described in Exhibit "A".

         B. NOTICE OF ADDITION OF LAND The notice of addition of real property referred to in Section 2.2A above shall contain at least the following provisions:

                  1. A reference to this DECLARATION stating the date of recording hereof and the book or books of the records of Santa Clara County, California, and the page numbers where this DECLARATION is recorded;

                  2. A statement that the provisions of this DECLARATION, or some specified part thereof, shall apply to such added real property;

                  3. An exact description of such added real property; and

                  4. Such other or different covenants, conditions and restrictions as GRANTOR shall, in its discretion, specify to regulate and control the use, occupancy and improvement of such added real property.


                                   ARTICLE III

                           REGULATION OF IMPROVEMENTS

SECTION 3.1 APPROVAL OF PLANS

         A. APPROVAL REQUIRED No improvement shall be erected, placed, altered, maintained or permitted to remain on any land subject to this DECLARATION until final plans

                                                                   BOOK 8565 545

and specifications showing the plot layout, all exterior elevations with materials and colors therefor, signs and landscaping shall have been submitted to and approved in writing by GRANTOR. Such final plans and specifications shall be submitted in writing in duplicate over the authorized signature of the owner, lessee, licensee or other occupant of the site or his authorized agent. Under no circumstances shall the GRANTOR approve metal-clad buildings of any type or design other than "curtain wall", or approve buildings covering more the 55% of the lot area. Changes in approved plans which materially affect building size, placement or external appearance must be similarly submitted to and approved by GRANTOR.

         B. BASIS FOR APPROVAL Approval shall be based, among other things, on adequacy of site dimensions (a minimum lot size of 20,000 square feet will be required), conformity and harmony of external design with neighboring structures, effect of location and use of proposed improvements on neighboring sites, the nature of improvements on neighboring sites and the types of operations and uses thereof, relation of topography, grade and finish ground elevation of the site being improved to that of neighboring sites, proper facing of main elevation with respect to nearby streets, adequacy of screening of mechanical air conditioning or other roof top installations, and conformity of the plans and specifications to the purpose and general plan and intent of this DECLARATION. No plans will be approved which do not provide for the underground installation of power lines from the lot line to buildings. GRANTOR shall not arbitrarily or unreasonably withhold its approval of such plans and specifications.

         C. RESULT OF INACTION If GRANTOR fails either to approve or disapprove such plans and specifications within thirty (30) days after the same have been submitted to it, it shall be conclusively presumed that GRANTOR has approved said plans and specifications; provided, however, that if within said thirty
(30) day period, GRANTOR gives written notice of the fact that a reasonable additional period is required for the approval of such plans and specifications, there shall be no presumption that the same are approved until the expiration of the extended period set forth in said notice.

         D. PROCEEDING WITH WORK Upon receipt of approval from GRANTOR pursuant to this section the owner or lessee to whom the same is given shall as soon as practicable, satisfy all conditions thereof and diligently proceed with the commencement and completion of all approved construction, refinishing, alterations and excavations. In all cases work shall be commenced within one year from the date of such approval. If there is a failure to comply

                                                                   BOOK 8565 546

with this paragraph, then the approval given pursuant to this section shall be deemed revoked unless GRANTOR upon request made prior to the expiration of said one year period extends the time for commencing work.

         E. COMPLETION OF WORK In any event reconstruction, refinishing or alteration of any such improvement shall be completed within two years after the commencement thereof except for so long as such completion is rendered impossible or would result in great hardship due to strikes, fires, national emergencies, natural calamities or other supervening forces beyond the control of the owner, lessee, licensee or occupant or his agents. Failure to comply with this paragraph shall constitute a breach of the SAN TOMAS INDUSTRIAL PARK RESTRICTIONS and subject the defaulting party or parties to all enforcement procedures set forth in this DECLARATION and any other remedies provided by law or in equity.

         F. ESTOPPEL CERTIFICATE Within thirty (30) days after written demand is delivered to the GRANTOR and upon payment of a reasonable fee (not to exceed $25.00) established by GRANTOR, there shall be recorded an estoppel certificate executed by GRANTOR and certifying that as of the date thereof either (a) all improvements made or other work done on or within a site complies with the SAN TOMAS INDUSTRIAL PARK RESTRICTIONS or (b) such improvements or work do not so comply in which event the certificate shall identify the non-complying improvements or work and set forth with particularity the cause or causes for such non-compliance. Any lessee, purchaser or encumbrancer in good faith for value shall be entitled to rely on said certificate with respect to the matters set forth therein, such matters being conclusive as between the GRANTOR and all such subsequent parties in interest.

         G. LIABILITY GRANTOR shall not be liable for any damage, loss or prejudice suffered or claimed on account of (a) the approval or disapproval of any plans, drawings and specifications whether or not defective; (b) the construction or performance of any work whether or not pursuant to approved plans, drawings and specifications; (c) the development of any property within the SAN TOMAS INDUSTRIAL PARK; or (d) the execution and filing of an estoppel certificate pursuant to the preceding paragraph whether or not the facts therein are correct, provided that GRANTOR has acted in good faith.

                                                                   BOOK 8565 547

         H. REVIEW FEE An architectural review fee shall be paid to GRANTOR at such time as plans and specifications are submitted for approval based on the following schedule:

                  (a) When the plans submitted are prepared by an architect, the architectural review fee shall be $100.00;

                  (b) In all other cases the architectural review fee shall be $250.00

SECTION 3.2 LIMITATIONS ON IMPROVEMENTS

         A. MINIMUM SETBACK LINES No structures of any kind, and no part thereof, shall be placed closer then permitted by GRANTOR to an interior property line, or closer than thirty (30) feet to a street property line other than Scott Boulevard, or closer than twenty-six (26) feet to the property line of Scott Boulevard.

         B. EXCEPTIONS TO SETBACK REQUIREMENTS The following structures and improvements are specifically excluded from the foregoing setback requirements:

                  1. Roof overhang subject to the specific approval of GRANTOR in writing, provided it does not extend more than six (6) feet into the setback area.

                  2. Steps and walks, provided the same do not extend more than six (6) feet in the setback area.

                  3. Paving and associated curbing, except that vehicle parking area shall not be permitted within thirty (30) feet of the street property line on which the building fronts or within ten (10) feet of any other street property line.

                  4. Fences, except that no fence shall be placed within the street setback area unless specific approval is given by GRANTOR in writing.

                  5. Landscaping.

                  6. Planters, not to exceed three feet in height.

                  7. Gas and service stations including all pertinent uses, subject to the specific approval of GRANTOR in writing

                  8. Displays identifying the owner, lessee or occupant, subject to the specific approval of GRANTOR in writing.

                                                                   BOOK 8565 548

         C. LANDSCAPING Every site on which a building shall have been placed shall be landscaped in accordance with plans and specifications submitted to and approved by GRANTOR pursuant to Section 3.1 above. Landscaping as approved by GRANTOR shall be installed within ninety days of occupancy or completion of the building, whichever occurs first, unless GRANTOR approves in writing another completion date. After completion such landscaping shall be maintained in a sightly and well-kept condition. In general GRANTOR will not approve landscaping plans which do not call for landscaping the area between curb and property line (excluding driveways), which do not call for at least twelve (12) feet of landscaped area between street property line and parking area, which does not provide for an automatic sprinkler system or which does not call for at least fifteen (15) feet of landscaped areas between buildings or parking area and an adjoining expressway or freeway.

         D. SIGNS

                  1. No billboard or advertising sign shall be permitted other than those identifying by name, business and products of the person or firm occupying the premises and those offering the premises for sale or for lease. The size and style of sale or lease signs must be approved by GRANTOR in writing.

                  2. The location of signs shall be governed by the setback requirements set forth in ARTICLE III Section 3.2 unless GRANTOR gives permissions for a non-conforming location.

                  3. Signs and identifying markings on buildings or building sites shall only be of such size, design and color as is specifically approved by GRANTOR in writing.

         E. PARKING AREAS

                  1. Adequate off-street parking shall be provided to accommodate all parking needs for employee, visitor and company vehicles on the site. The intent of this provision is to eliminate the needs for any on-street parking. If parking requirements increase as a result of a change in use or number of employees, additional off-street parking shall be provided to satisfy the intent of this section.

                  2. Parking shall not be permitted between public street pavement and a property line or closer than twelve (12) feet to a street property line.

                                                                   BOOK 8565 549


                  3. Any parking area between a property line and the front of the building must be depressed or screened.

                  4. The parking requirements may be modified by GRANTOR as to any particular site.

         F. STORAGE AND LOADING AREAS

                  1. Unless specifically approved by GRANTOR in writing, no materials, supplies or equipment, including company-owned or operated trucks, shall be stored in any area on a site except inside a closed building, or behind a visual barrier screening such areas so that they are not visible from the neighboring properties or public streets.

                  2. Loading areas shall not encroach into setback areas unless specifically approved by GRANTOR in writing.

                  3. Loading docks shall be set back and screened to minimize the effect of their appearance from the street and from neighboring property. Docks shall not be closer than sixty-five (65) feet to the property line, unless specifically approved by GRANTOR in writing.

         4. No railroad tracks shall be constructed between any street property line and the building.


                                   ARTICLE IV

                        REGULATION OF OPERATIONS AND USES

SECTION 4.1 PREMITTED USES

         Unless otherwise specifically prohibited herein, any industrial operation and use will be permitted if it is performed or carried out entirely within a building that is so designed and constructed that the enclosed operations and uses do not cause or produce a nuisance to adjacent sites such as but not limited to vibration, sound, electro-mechanical disturbances and radiation, electro-magnetic disturbances, radiation, air or water pollution, dust, emission or odorous, toxic and non-toxic matter. All lighting is to be shielded from adjacent sites.

                                                                   BOOK 8565 550

SECTION 4.2 RESTRICTIONS AND PROHIBITED USES

         A. PROHIBITED USES The following operations and uses shall not be permitted on any property subject to these restrictions:

                  1. Residential

                  2. Trailer Courts

                  3. Labor Camps

                  4. Junk Yards

                  5. Drilling for and/or the removal of oil, gas or other hydrocarbon substances (except that this provision shall not be deemed to prohibit the entry of subject property below a depth of 500 feet for such purposes).

                  6.   Commercial   excavation   of  building  or   construction
         materials.

                  7. Distillation of bones.

                  8. Dumping, disposal, incineration or reduction of garbage, sewage, offal, dead animals or refuse.

                  9. Fat Rendering.

                  10. Stockyard or Slaughter of Animals.

                  11. Refining of Petroleum or of its Products.

                  12. Smelting of Iron, Tin, Zinc or other Ores.

                  13. Cemeteries.

                  14. Jail or Honor Farms.

         B. NUISANCES No rubbish or debris of any kind shall be placed or permitted to accumulate upon or adjacent to any site, and no odors shall be permitted to arise therefrom [ILLEGIBLE] as to render any site or portion thereof unsanitary, unsightly, offensive or detrimental to any of the property in the vicinity thereof or to the occupants thereof. No nuisance shall be permitted to exist or operate upon any site so as to be offensive or detrimental to any property [ILLEGIBLE] the vicinity thereof or to its occupants.

                                                                   BOOK 8565 551

         C. REPAIR OF BUILDINGS No building or structure upon any site shall be permitted to fall into disrepair, and each such building and structure shall at all times be kept in good condition and repair and adequately painted or otherwise finished.

         D. RIGHT OF ENTRY During reasonable hours, and subject to reasonable security requirements, GRANTOR, or its authorized representatives, shall have the right to enter upon and inspect any building, site or parcel and the improvements thereon embraced for the purpose of ascertaining whether or not the provisions of the SAN TOMAS INDUSTRIAL PARK RESTRICTIONS have been or are being complied with and shall not be deemed guilty to trespass by reason of such entry.

SECTION 4.3 OTHER OPERATIONS AND USES

         Operations and uses which are neither specifically prohibited nor specifically authorized by these restrictions may be permitted in a specific case if operational plans and specifications are submitted to and approved in writing by GRANTOR. Approval or disapproval of such operational plans and specifications shall be based upon the effect of such operations or uses on other property subject to these restrictions or upon the occupants thereof, but shall be the sole discretion of GRANTOR.


                                    ARTICLE V

                        DURATION, MODIFICATION AND REPEAL

SECTION 5.1 DURATION OF RESTRICTIONS

         The SAN TOMAS INDUSTRIAL PARK RESTRICTIONS shall continue and remain in full force and effect at all times with respect to all property, and each part thereof, now or hereafter made subject thereto (subject, however, to the right to amend and repeal as provided for herein) until January 1, 1990. However, unless within one year prior to January 1, 1990, there shall be recorded an instrument directing the termination of the SAN TOMAS INDUSTRIAL PARK RESTRICTIONS signed by owners of not less than two-thirds of the property then subject to these RESTRICTIONS, based on the number of square feet subject to these RESTRICTIONS, the SAN TOMAS INDUSTRIAL PARK RESTRICTIONS, as in effect immediately prior to the expiration date shall be continued automatically without any further notice for an additional period of ten years

                                                                   BOOK 8565 552

and thereafter for successive periods of ten years unless within one year prior to the expiration of any such period the SAN TOMAS INDUSTRIAL PARKS RESTRICTIONS are terminated as set forth above in this paragraph.

SECTION 5.2 TERMINATION AND MODIFICATION

         This DECLARATION, or any provisions thereof, or any covenant, condition or restriction contained herein, may be terminated, extended, modified or amended, as to the whole of said property or any portion thereof, with the written  consent of the owners of  seventy-five  (75%)  percent of the  property subject to these restrictions, based on the number of square feet owned as compared to the total number of square feet subject to these RESTRICTIONS, provided, however, that so long as GRANTOR owns at least twenty-five (25%) percent of the property subject to these RESTRICTIONS, or for a period of fifteen (15) years from the effective date hereof, whichever period is longer, no such termination, extension, modification or amendment shall be effective without the written approval of GRANTOR thereto. No such termination, extension, modification or amendment shall be effective until a proper instrument in writing has been executed and acknowledged and recorded in the County where the land affected thereby is situated.


                                   ARTICLE VI

                                   ENFORCEMENT

SECTION 6.1 ABATEMENT AND SUIT

         Violation or breach of any restriction herein contained shall give to GRANTOR the right to enter upon the property upon or at to which said violation or breach exists and to summarily abate and remove at the expense of the owner, lessee or occupant thereof, any structure, thing or condition that may be or exist thereon contrary to the intent and meaning of the provisions hereof, or to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or prevent them from doing so, to cause said violation to be remedied or to recover damages for said violation. In addition, every owner of property subject to these restrictions shall have the right in the event of violation or breach of any restriction herein contained to prosecure a proceeding ?????? or in equity against the person or persons who have violated or are attempting

                                                                   BOOK 8565 553

to violate any of these restrictions to enjoin or prevent them from doing so, to cause said violation to be remedied or to recover damages for said violation.

SECTION 6.2 DEEMED TO CONSTITUTE A NUISANCE

         The result of every action or omission whereby and restriction herein contained is violated in whole or in part is hereby declared to be and to constitute a nuisance, and every remedy allowed by law or equity against an owner, either public or private, shall be applicable against every such result and may be exercised by GRANTOR or by any owner or lessee of property subject to these RESTRICTIONS.

SECTION 6.3 ATTORNEY'S FEES

         In any legal or equitable proceeding for the enforcement or to restrain the violation of this DECLARATION or any provision hereof, the losing party or parties shall pay the attorneys' fees of the prevailing party or parties, in such amount as may be fixed by the Court in such proceedings. All remedies provided herein or at law or in equity shall be cumulative and not exclusive.

SECTION 6.4 FAILURE TO ENFORCE NOT A WAIVER OR RIGHTS

         The failure of GRANTOR or any property owner to enforce any restriction herein contained shall in no event be deemed to be a waiver of the right to do so thereafter nor or the right to enforce any other restriction.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

SECTION 7.1 ASSIGNMENT OF RIGHTS AND DUTIES

         Any and all of the rights, powers and reservations of GRANTOR herein contained may be assigned to any person, corporation or association which will assume the duties of GRANTOR pertaining to the particular rights, powers and reservations assigned, and upon any such person, corporation or association's evidencing its consent in writing to accept such assignment and assume such duties, he or it shall, to the extent of such assignment, have the same rights and powers and be subject to the same obligations and duties as are given to and assumed by GRANTOR herein. The term GRANTOR as used herein includes all such assignees and their heirs, successors and assigns. If at any time GRANTOR ceases to exist and has not made such an assignment, a successor GRANTOR may be appointed in the same manner as there RESTRICTIONS

                                                                   BOOK 8565 554

may be terminated, extended, modified or amended under Section 5.2 of Article V. Any assignment or appointment made under this section shall be in recordable form and shall be recorded in the County where the land affected is situated.

SECTION 7.2 CONSTRUCTION NOTICE AND ACCEPTANCE

         Every person or other entity who now or hereafter owns or acquires any right, title or interest in or to any portion of the property made subject to these RESTRICTIONS is and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this DECLARATION is contained in the instrument by which such person or entity acquired an interest in said property.

SECTION 7.3 WAIVER

         Neither GRANTOR nor its successors or assigns shall be liable to any owner, lessee, licensee, or occupant of land subject to this DECLARATION by reason of any mistake in judgment, negligence, nonfeasance, action or inaction or for the enforcement or failure to enforce any provision of this DECLARATION. Every owner, lessee, licensee or occupant of any of said property by acquiring his interest therein agrees that he will not bring any action or suit against GRANTOR to recover any such damages or to seek equitable relief.

SECTION 7.4 MUTUALITY, RECIPROCITY; RUNS WITH LAND

         All covenants, conditions, restrictions and agreements contained herein are made for the direct, mutual and reciprocal benefit of each and every part and parcel of the property now or hereafter made subject to this DECLARATION; shall create mutual, equitable servitudes upon each parcel in favor of every other parcels; shall create reciprocal rights and obligations between the respective owners of all parcels and privity of contract and estate between all grantees of said parcels, their heir, successors and assigns; and shall, as to the owner of each parcel, his heirs, successors and assigns, operate as covenants running with the land, for the benefit of all other parcels.

SECTION 7.5 RIGHTS OF MORTGAGEES

         No breach of the restrictions and other provisions contained herein shall defeat or render invalid the lien of any mortgage or deed of trust now or hereafter executed upon land

                                                                   BOOK 8565 555

subject to these restrictions; provided, however, that if any portion of said property is sold under a foreclosure of any mortgage or under the provisions of any deed of trust, any Purchaser at such sale and his successors and assigns shall hold any and all property so purchased subject to all of the restrictions and other provisions of this DECLARATION.

SECTION 7.6 PARAGRAPH HEADINGS

         Paragraph headings, where used herein, are inserted for convenience only and are not intended to be a part of this DECLARATION or in any way to define, limit or describe the scope and intent of the particular paragraphs to which they refer.

SECTION 7.6 EFFECT OF INVALIDATION

         If any provision of this DECLARATION is held to be invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

         IN WITNESS WHEREOF, GRANTOR has executed this DECLARATION the day and year first above written.


                                        AETNA LIFE INSURANCE COMPANY

                                        By: /s/ R. D. SWINEHART
                                            -------------------------------
                                            VICE PRESIDENT

                                        By: /s/ F. E. HEALY
                                            -------------------------------
                                            ASSISTANT SECRETARY   GRANTOR

STATE OF CONNECTICUT )
                     )      SS.
COUNTY OF HARTFORD   )

         On June 5, 1969 before me, the undersigned, a Notary Public in and for said State, personally appeared R. D. SWINEHART, known to me to be the VICE President, and F. E. HEALY, known to me to be ASSISTANT Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.


WITNESS my hand and official seal.       Frank A. Kelly Jr., Notary Public
                                         Within and for the State of Connecticut
                                         My Commission Expires March 31, 1970.

Signature /s/ Frank A. Kelly Jr.
          ----------------------------


--------------------------------------
        Name (Typed or Printed)

                                                                   BOOK 8565 556

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California described as follows: all of lots 1 to 29 inclusive as shown upon that certain map entitled "Tract No. 2971" which map was filed for record in the Office of the Recorder of the City of Santa Clara, State of California on May 16, 1969 in Book 253 of Maps at Pages 28 and 29.


                                                                   3633460

                                                              BOOK 8565 539

                      ------------------------------------
                           RECORDED AT THE REQUEST OF
                       Title Insurance and Trust Company

                              JUN 12 1969 8:01 AM

                           GEORGE E. FOWLES, Rcorder
                      SANTA CLARA COUNTY, OFFICIAL RECORDS
                      ------------------------------------

                                    EXHIBIT F

                                  SIGN CRITERIA

These criteria have been established for the purpose of assuring an outstanding business complex and for the mutual benefits of all tenants. Conformance will be strictly enforced and any installed non-conforming or unapproved signs must be brought into conformance at the expense of the Tenant.

A.       General Requirements:

         1. The Tenant shall submit a sketch of his proposed sign to be Landlord for his approval.

         2. The Project Monument Sign and Building Tenant Sign base and frame shall be constructed by Landlord's agent at Landlord's expense. The sign base shall be installed by Landlord's agent at Landlord's expense. All tenant lettering shall be done by Landlord's agent at Tenant's expense.

         3. Tenant shall be responsible for the fulfillment of all requirements of these criteria.

B.       General Specifications:

         1.       No electrical or audible signs will be permitted.

         2.       The  sign's   dimensions   will  be  in  accordance  with  the
                  established sign program for the Project and Building.

         3.       Sign copy will be restricted to company name only.

         4. The style, color and size of the individual company's name may vary.

         5. Placement of the sign and method of attachment to the Project Monument Sign and Building Tenant Sign will be directed by the Landlord.

         6. Upon the removal of any sign, any damage to the Project Monument Sign or Building Tenant Sign must be repaired by the Tenant.

         7. Those tenants who do not wish an exterior sign may place gold leaf lettering on the interior window area, not to exceed more than 144 square inches (gross area). The letters are not to exceed 3 inches in height.

         8. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks or other descriptive material shall be affixed or maintained upon the glass panes or exterior walls of the Building.

                                [GRAPHIC OMITTED]

                                    ORCHARD
                                    PROJECT
                                      845

                                    EXHIBIT G

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, NATIONAL
ASSOCIATION
Real Estate Group (AU #AU NUMBER)
400 Capitol Mall, Suite 700
Sacramento, CA 95814

Attn: LOAN ADMINISTRATOR'S NAME
      HERE
Loan No. LOAN NUMBER

================================================================================

     SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL,
                    ATTORNMENT AND NON-DISTURBANCE AGREEMENT
                            (Lease To Deed of Trust)

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED BELOW).

THIS SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT ("Agreement") is made DATE OF DOCUMENTS by and between BORROWER NAME, a California general partnership ("Owner"), NAME OF LESSEE HERE ("Lessee") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").

                                    RECITALS

1. Pursuant to the terms and provisions of a lease dated DATE OF LEASE HERE ("Lease"), Owner, as "Lessor," granted to Lessee a leasehold estate in and to a portion of the poperty described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the "Property").

2. Said Lease contains provisions and terms granting Lessee an option to purchase the Property (the "Option To Purchase").

3. Owner has executed, or proposes to execute, a deed of trust with absolute assignment of leases and rents, security agreement and fixture filing ("Deed of Trust") securing, among other things, a promissory note ("Note") in the principal sum of LOAN AMOUNT AND NO/100THS DOLLARS ($LOAN AMOUNT IN NUMBERS), dated DATE OF DOCUMENTS, in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein ("Loan"). The Deed of Trust is to be recorded concurrently herewith.

4. As a condition to making the Loan secured by the Deed of Trust, Lender requires that the Deed of Trust be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the Lease and the Option To Purchase and that the Lessee specifically and unconditionally subordinate the Lease and the Option To Purchase to the lien of the Deed of Trust.

                                                            Loan No. LOAN NUMBER

5. Owner and Lessee have agreed to the subordination, attornment and other agreements herein in favor of Lender.

NOW THEREFORE, for valuable consideration and to Induce Lender to make the Loan, Owner and Lessee hereby agree for the benefit of Lender as follows:

6.   SUBORDINATION. Owner and Lessee hereby agree that:

     6.1 Prior Lien. The Deed of Trust securing the Note in favor of Lender, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease and the Option To Purchase;

     6.2 Subordination. Lender would not make the Loan without this agreement to subordinate; and

     6.3 Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease and the Option To Purchase to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease and the Option To Purchase, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which prodvide for the subordination of the Lease and the Option To Purchase to a deed or deeds of trust or to a mortgage or mortgages.

AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, that:

     6.4 Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lander represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;

     6.5 Waiver, Relinquishment and Subordination. Lessee intentionally and unconditionally waives, relinquishes and surobrinates all of Lessee's right, title and interest in and to the Property to the lien of the Deed of Trust and undestands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other oblitagions are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

7. ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Lessor in favor of Lender.

8.   ESTOPPEL. Lessee acknowledges and represents that:

     8.1 Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions to the Lease, written or oral;

     8.2 No Default. To the best of Lessee's knowledge, as of the date hereof: (i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

                                                            Loan No. LOAN NUMBER

     8.3 Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

     8.4 No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "None") _________________________________________________________.

9. ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is the Beneficiary under the Deed of Trust:

     9.1 Modification, Termination and Cancellation. Lessee will not consent to any modification, amendment, termination or cancellation of the Lease (in whole or in part) without Lender's prior written consent and will not make any payment to Lessor in consideration of any modification, termination or cancellation of the Lease (in whole or in part) without Lender's prior written consent;

     9.2 Notice of Default. Lessee will notify Lender in writing concurrently with any notice given to Lessor of any default by Lessor under the Lease, and Lessee agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Lessee will not declare a default of the Lease, as to Lender, if Lender cures such default within fifteen (15) days from and after the expiration of the time period provided in the Lease for the cure thereof by Lessor; provided, however, that if such default cannot with diligence be cured by Lender within such fifteen (15) day period, the commencement of action by Lender within such fifteen (15) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence;

     9.3 No Advance Rents. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

     9.4 Assignment of Rents. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Lessor to collect rents, as provided in the Deed of Trust, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Lessor is in default under the Loan and/or the Deed of Trust.

10. ATTORNMENT. Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Lessor's title in and to the Property by Lender's exercise of the remedy of sale by foreclosure under the Deed of Trust) as follows:

     10.1 Payment of Rent. Lessee shall pay to Lender all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the term of the Lease;

     10.2 Continuation of Performance. Lessee shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Lessor's interest in the Lease and giving written notice thereof to Lessee;

     10.3 No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Lessee may have by reason of any act or omission of Lessor under the Lease, nor for the return of any sums which Lessee may have paid to Lessor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Lessor to Lender; and

                                                            Loan No. LOAN NUMBER

     10.4 Subsequent Transfer. If Lender, by succeeding to the interesst of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor's interest by Lender, all of such obligations shall terminate as to Lender.

11. NON-DISTURBANCE. In the event of a foreclosure under the Deed of Trust, so long as there shall then exist no breach, default, or event of default on the part of Lessee under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Lessee as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement; provided, however, that Lessee and Lender agree that the following provisions of the Lease (if any) shall not be binding on Lender: any option to purchase with respect to the Property; any right of first refusal with respect to the Property; any provision regarding the use of insurance proceeds or condemnation proceeds with respect to the Property which is inconsistent with the terms of the Deed of Trust.

12.  MISCELLANEOUS.

     12.1 Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto; and

     12.2 Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery or, if mailed, upon the first to occur of receipt or the expiration of three (3) days after deposit in United States Postal Service, certified mall, postage prepaid and addressed to the address of Lessee or Lender appearing below:

                      "OWNER"                                                      "LENDER"

BORROWER NAME, a California general partnership                 WELLS FARGO BANK,  NATIONAL  ASSOCIATION
BORROWER STREET ADDRESS                                         Real Estate Group (AU #AU NUMBER)
CITY, STATE ZIP                                                 400 Capitol Mall, Suite 700
                                                                Sacramento, CA 95814

                                                                Attn: LOAN ADMINISTRATOR'S NAME HERE
                                                                Loan No. LOAN NUMBER

                                    "LESSEE"

NAME OF LESSEE HERE
LESSEE'S ADDRESS (STACKED) HERE


provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement; and

     12.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument; and

     12.4 Remedies Cumulative. All rights of Lender herein to collect rents on behalf of Lessor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Lessor or others; and

                                                            Loan No. LOAN NUMBER

     12.5 Paragraph Headings. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting or applying the provisions hereof.

INCORPORATION. Exhibit A and Lease Guarantor's Consent are attached hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE OWNER TO OBTAIN A LOAN, THE PROCEEDS OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN THE IMPROVEMENT OF THE PROPERTY.

         IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

                                                        "OWNER"

                                        BORROWER NAME,
                                        a California general partnership

                                        By:
                                           -------------------------------------
                                                General Partner

                                        By:
                                           -------------------------------------
                                                General Partner

                 "LENDER"

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:
   ----------------------------------
        SIGNEE'S NAME

Its:    SIGNEE'S TITLE

                                                            Loan No. LOAN NUMBER

                                                  "LESSEE"

                                    NAME OF LESSEE HERE

                                    LESSEE SIGNATURE BLOCK HERE


                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)

                                                            Loan No. LOAN NUMBER

                            LEASE GUARANTOR'S CONSENT

The undersigned ("Lease Guarantor") consents to the foregoing Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and
Non-Disturbance Agreement and the transactions contemplated thereby and reaffirms its obligations under the lease guaranty ("Lease Guaranty") dated DATE OF LEASE GUARANTY HERE. Lease Guarantor further reaffirms that its obligations under the Lease Guaranty are separate and distinct from Lessee's obligations.

AGREED:

Dated as of: DATE OF DOCUMENTS                        "LEASE GUARANTOR"

                                            LEASE GUARANTOR SIGNATURE BLOCK HERE

                                                                       EXHIBIT A
                                                            Loan No. LOAN NUMBER

                             DESCRIPTION OF PROPERTY

EXHIBIT A to Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement dated as of DATE OF DOCCUMENTS, executed by BORROWER NAME, a California general partnership as "Owner," NAME OF LESSEE HERE, as "Lessee," and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender."

All that certain real property located in the County of PROPERTY COUNTY, State of California, described as follows:

APN

STATE OF CALIFORNIA
COUNTY OF _______________________ss.


On this _________ day of _________________,  19__, before me, __________________
a Notary Public in and for the State of California, personally appeared _______________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature _____________________________________

My commission expires _________________________

--------------------------------------------------------------------------------

        Orchard Plaza
        2290 North Street, Suite 300                           [Graphic] Orchard
        San Jose, California 95131                                    Properties
        (408) 922-0400
        FAX (408) 922-0157

TO:            PROSPECTIVE TENANT

FROM:          ORCHARD PROPERTIES

SUBJECT:       HAZARDOUS MATERIALS QUESTIONNAIRE AS IT RELATES
               CALIFORNIA HEALTH AND SAFETY CODE
               SECTIONS 25503.5 AND 25503.6

California Health and Safety Code Section 25503.5 requires any business which handles Hazardous Materials in excess of certain limits to establish a business plans for emergency response to a release or threatened release of Hazardous Materials. Health and Safety Code Section 25503.6 specifies that any business which is required under Section 25503.5 to establish and implement a business plan and is located on leased property is required to notify the owner in writing that the business is subject to Section 25503.5 and to provide a copy of the business plan to the owner within five working days after receiving a request from the owner or owner's agent for a copy.

The purpose of this letter is to request that you either verify that you are not subject to Health and Safety Code Sections 25503.5 and 25503.6 or that you provide the information required to be provided by those Sections by:

     1.   Completing the attached acknowledgment;

     2.   Completing the attached questionnaire;

     3. If you are a reporting company, attaching a copy of your hazardous materials management plan.

If you have questions as to your own specific requirements, Please contact the local fire department to assess your use.

Very truly yours,

ORCHARD PROPERTIES, AMO(R)

/s/ Joe Lewis

Joe Lewis
President

JL:jlb

                                    EXHIBIT H

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 ACKNOWLEDGEMENT


THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT IT (Mark One):

_____ Does not use any hazardous materials other than minor amounts or reproduction and janitorial chemicals consistent with routine office uses.
               (No  need to  fill  out the  Hazardous  Materials Questionnaire.)

__X__ Does not use hazardous materials in a manner or in a quantity requiring the preparation of a hazardous material management plan or any other documents under California Health and Safety Code
               Section 25503.5.
               (Please fill out the attached Hazardous Material  Questionnaire.)

______ Uses only those chemicals identified in the attached questionnaire in accordance with the provisions of the attached hazardous materials management plan, which has been approved by the Fire Department of the City of _______________and is in full force and effect.
               (Please fill out the attached Hazardous Materials Questionnaire and attach copy of your Hazardous Materials Management Plan.)

THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT IT HAS COMPLIED IN ALL RESPECTS TO THE PROVISIONS OF LOCAL, STATE AND FEDERAL LAW AND THE HAZARDOUS MATERIALS MANAGEMENT PLAN ATTACHED HERETO IN CONNECTION WITH ITS STORAGE, USE AND DISPOSAL OF HAZARDOUS MATERIALS ONLY BY (1) DISCHARGE TO APPROPERIATELY TREATED WASTE TO A PUBLICLY OWNED TREATMENT WORK IN ACCORDANCE WITH A VALID AND ENFORCEABLE WASTE DISCHARGE PERMIT AND (2) DELIVERY OF HAZARDOUS WASTES TO A PROPERLY LICENSED WASTE DISPOSAL AGENT.

IN WITNESS WHEREOF, the undersigned, an authorized officer of the aforementioned company has executed this acknowledgment as of the date written below.

Cylink Corporation
------------------------
(Company Name)

a California Corporation
------------------------
By: /s/ Robert B. Fougner
------------------------
Robert B. Fougner, Corporate Secretary
(Print Name and Title)

                                         ---------------------------------------
                                         |For OP Use Only:________PM           |
                                         |______Project No.______Audit (Y/N)   |
                                         |______Unit No.   ______Database Entry|
                                         ---------------------------------------


                                ORCHARD PROPERTY
                        HAZADOUS MATERIALS QUESTIONNAIRE

General Instructions: Please provide all requested information, based on review of the Company's records and interviews with Company personnel likely to possess the information requested. If there is insufficient space to response to a question, please attach a separate page referring to the question number. Use "N/A" if the question is not applicable to your facility, or write "Unknown" if the information is not available in the Company's files and is not known by the person completing this questionnaire.

As used herein, the "Government Agency" shall mean any local, state, or federal governmental or quasi-governmental agency, authority, entity, subdivision or court. The term "Hazardous Material" shall mean any chemical, substance, vapor, smoke, radiation, or material which is listed as "hazardous" or "toxic" under Law or which is otherwise regulated or prohibited under any Law, including petroleum hydrocarbon and substances regulated under Proposition 65. The term "Law" shall mean any local, state, or federal regulation, statute, law, order, or ordinance.

Tenant/Company Name: Cylink
                    ------------------------------------------------------------

Main Address of Facility/Leased Premises: ______________________________________
________________________________________________________________________________

(This questionnaire should address all activities conducted at the Leased Premises. Please copy and separate questionnaire for operations conducted in multiple buildings leased by Tenant within the same Property.)

Years at Current Location: ____________
Facility SIC Code:         ____________    Facility EPA ID Number: _____________
Description  of  products   manufactured  and/or  activities  conducted  on  the
Property:
________________________________________________________________________________
________________________________________________________________________________

The undersigned acknowledges that the information contained within this Hazardous Materials Questionnaire is true and correct to the best of his/her knowledge and belief. The undersigned further acknowledges that the Company has complied in all respects to the provisions of local, state and federal law and the Hazardous Materials Management Plan attached (if applicable) in connection with its storage, use, and disposal of hazardous materials discharged only by
(1) discharge of appropriately treated waste in accordance with a valid and enforceable waste discharge permit and (2) delivery of hazardous wastes to a properly licensed waste disposal agent.

By: /s/ Bill Bush                          Bill Bush, Sr. Manufacturing Engineer
   -------------------------------         -------------------------------------
Signature of individual completing         Print Name & Title
Questionnaire

Date: 5/31/99                               Phone Number: 408-543-5602
     ----------------------------                         ----------------------

Address (if different from above):______________________________________________

Type of Business Activity(ies):                Hazardous Material Activities
-------------------------------                -----------------------------
(check all that apply)                         (check all that apply)
__________ machine shop                        __________ degreasing
__________ light assembly                      __________ chemical etching
__________ research and development            __________ wastewater treatment
__________ product service or repair           __________ painting
__________ photographic processing             __________ stripping
__________ vehicle maintenance or repair       __________ metal treatment or finishing
__________ auto/body                           __________ printing:
__________ engine/drive train                  __________ type:
____X_____ manufacturing:
           product: Electronic/Software        __________ analytical wet chemistry lab
__________ integrated circuit:                 __________ plating
__________ manufacturing                       __________ chemical mixing/synthesis
__________ assembly                            __________ lathe/mill machining
__________ chemical/pharmaceutical products    __________ printed circuit:
__________ manufacturing                       __________ manufacturing
__________ distribution                        __________ assembly

__________ other: __________________           __________ other: _________________

2.  HAZARDOUS MATERIALS USAGE/STORAGE

What chemicals, if any, are involved in your operations (please list the types of products, the maximum quantity stored on-site, and the annual quantity used)

--------------------------------------------------------------------------------
          MATERIAL                MAX.QUANITY ON-SITE           ANNUAL QTY. USED
--------------------------------------------------------------------------------
Isopropyl Alcohol                       7 gal                        20 gal
--------------------------------------------------------------------------------
Chemtronics FLUX-OFF II                 4 gal                        10 gal
--------------------------------------------------------------------------------
135 Rosin Soldering Flux Type R         1 gal                         1 gal
--------------------------------------------------------------------------------
951 Low Residue Soldering Flux          1 gal                         1 gal
--------------------------------------------------------------------------------
Polyurethane touch-up paint             1 gal                         1 gal
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If  this  table  provides   insufficient  space,  please  use  additional  pages
necessary.

3. HAZARDOUS WASTE GENERATION

Does your facility generate and/or store waste on-site?  ______ Yes  ____X____No

If yes, how is it being handled? __________ on-site treatment or recovery ___________________________________________ discharge to sewer
___________________________________________ hauled off-site
___________________________________________ incineration

List waste streams that constitute more than 5% of total annual waste stream or routine wastes:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Name(s) of hazardous waste hauler used:_________________________________________
________________________________________________________________________________
How often is hazardous waste hauled off-site? __________________________________

4. INDUSTRIAL WASTEWATER TREATMENT/DISCHARGE

Does your facility discharge industrial wastewater to:
________________________ sewer?
________________________ storm drain?
________________________ surface water?
___________X____________ no industrial discharge

5. UNDERGROUND STORAGE OF HAZARDOUS MATERIALS/WASTES

Are underground tanks or sumps being used for any of the following:

_____________________NO______________________hazardous waste storage
_____________________NO______________________chemical storage
_____________________NO______________________gasoline/diesel fuel storage
_____________________NO______________________waste treatment
_____________________NO______________________wastewater neutralization
_____________________NO______________________industrial wastewater treatment
_____________________________________________Other:_____________________________

6.  HAZARDOUS SUBSTANCE SPILLS

To the best of your knowledge, have hazardous substances ever spilled:

________________________ into the sewer?
________________________ into the storm drain?
________________________ onto the property?
________________________ onto the property from adjacent propert(ies)?
___________X____________ no spills have occurred

7.  ENVIRONMENTAL PERMITS AND COMPLIANCE PROGRAMS

Please attach copies of environmental regulatory permits and agency reports that are held for this facility (check those enclosed).

___________ City/County Hazardous Materials Inventory Statement, HMIS
___________ City/County Hazardous Materials Management/Business Plan, HMMP/HMBP
___________ Department  of  Toxic  Substances  Control  (DTSC)  Hazardous  Waste
            Generator Treatment Storage or Disposal Permit
___________ County Health Department hazardous waste generator storage permit
___________ State/Local  Fire  Department  Above  or  Underground  Storage  Tank
            Registration(s)
___________ Industrial Wastewater Discharge Permit
___________ Air Pollution Control District Air Emissions/Discharge Permit
___________ California  Air Resources  Control Board (CARB) Air Toxics Emissions
            Inventory (AB2588)
___________ National Pollution Discharge Elimination System (NPDES) Permit
___________ Other _____________________________________________________________
___________ Other _____________________________________________________________
___________ Other _____________________________________________________________

                                    EXHIBIT I

Hazardous materials condition for Orchard Properties project at 3151 Jay Street, Santa Clara (file A.3429) March 13, 1998

In approving the use of the adjacent property located at 3003 Scott Boulevard as a private religious school, pre-school, day care center and Islamic Mosque (the "MCA Project"), the City Council imposed certain mitigation measures which resulted in an unmitigated risk of exposing students (the "sensitive receptors") engaging in activities outside the building at 3003 Scott Boulevard (the "MCA Building") to hazardous materials releases, as discussed in the MCA Project Environmental Impact Report (the "EIR").

The purpose of this condition of approval is to mitigate the aforementioned risk to sensitive receptors to a level of insignificance (as discussed and evaluated in the MCA Project EIR). This condition proposes to mitigate this risk by (i) limiting the types or quantities of hazardous chemicals with the potential for adverse health consequences to sensitive receptors outside the MCA Building, or by (ii) insuring that adequate measures are in place to protect sensitive receptors outside of the MCA Building from exposure to such chemicals. At the same time, the objective of this condition of approval is to provide the owner of the property the widest flexibility and latitude for allowable uses and chemicals.

1. All occupancies other than the F and H occupancies as defined in the 1994 Uniform Building Code ("UBC") are permitted, subject to meeting the requirements of the UBC, Uniform Fire Code ("UFC") and the City of Santa Clara Zoning Ordinance.

2. All F occupancies as defined in the 1994 UBC are permitted, subject to meeting the requirements of the UBC, Uniform Fire Code and the City of Santa Clara Zoning Ordinance, and subject to Fire Department approval of chemicals, and quantities of such chemicals, with the potential for adverse health consequences to sensitive receptors present outside the MCA Building, such as toxic gases, liquids which can form toxic gases, certain heavy metals and flammable materials. Examples of common toxic gases which would be of concern are listed in the attached matrix. The potential for such adverse off-site consequences shall be determined by chemical's toxic or hazardous properties, in light of the quantities of such chemical which will be used or stored at the site, containment methods which will be employed, the location of the chemical on site and by proposed mitigation measures.

The owner or potential occupant of this property may submit to the Hazardous Materials Division of the Fire Department, a list of chemicals and quantities proposed to be used. Quantities identified should take into account likely business expansion that would increase the amounts on-site in the future. Fire Department approval shall be based on a finding that the proposed chemical(s), quantities and uses would not have the potential to significantly impact the sensitive receptor population present outside the

MCA Building. It is anticipated that the Fire Department review would be completed within a few days to one week at the latest. Based on workload at the time and complexity of the evaluation required. The applicant will have the right to address any issues or questions arising out of the Fire Department's review, either in person or by telephone, prior to the Fire Department taking action. If the Fire Department approves, a letter of approval similar to the attached example would be issued by the Fire Department.

However, if the Fire Department finds that the chemical usage, based on the above review and criteria, does have the potential to significantly impact the sensitive receptor population outside the MCA Building, then the property owner or prospective tenant shall make application to the City's Planning Division. Planning shall consult with the Fire Department to determine whether additional environmental analysis, such as a mitigated negative declaration or an EIR, would be required and what should be the appropriate approval process.

3.   All H occupancies as defined in the 1994 UBC prohibited except as follows:

If the property owner or prospective tenant desires to create an H occupancy at the subject property, the owner or tenant shall make application to the City's Planning Division. Planning shall consult with the Fire Department to determine whether additional environmental analysis, such as mitigated negative declaration or EIR, would be required and what should be the appropriate approval process.

The City's evaluation and approval shall be based upon the same criteria as for an F occupancy as stated in paragraph 2 above, and shall specifically evaluate the potential for significant adverse health consequences to sensitive receptors present outside the MCA Building.

In the event that the owner or prospective tenant believes that the type and quantity of chemicals used will not pose a significant risk to sensitive receptors as defined in paragraph 2 above, prior to submitting the application to the City's Planning Division, the owner or tenant may obtain an initial evaluation from the Fire Department in accordance with the process described in paragraph 2 above. If the Fire Department concurs and issues its letter of approval as described in paragraph 2 above, then no further environmental review shall be required.

4. If the use permit for a school on the adjacent property at 3003 Scott Boulevard lapsed due to abandonment for one year, due to an agreement between the property owner and the City of Santa Clara or for any other reason, this condition shall become null and void and the property at 3161 Jay Street shall be subject to the same regulations as other ML (Light Industrial) zoned property.

                                  COMMON TOXIC GASES AS DEFINED BY THE TOXIC GAS ORDINANCE AND CFC
                       For Use by All Jurisdictions, Cities and County, Within the Limits of Santa Clara County

------------------------------------------------------------------------------------------------------------------------------------
                             CAS No./         UBC/CFC         TGO                                               MAX
    GAS & FORMULA             UN No.          CLASS(1)       CLASS      IDLH(2)     LC(50)(3)        LOC         TQ        PEL(4)
------------------------------------------------------------------------------------------------------------------------------------
Ammonia-NH(3)                7664-41-7       Corrosive(5,6)    II       300 ppm     4,000 ppm       30 ppm    7,500 lbs    50 ppm
(Old Dot Posin A)             UN1005          Flammable
------------------------------------------------------------------------------------------------------------------------------------
Arsine-AsH(3)                7784-42-1       Highly Toxic       I         3 ppm        20 ppm      0.3 ppm        N/A    0.05 ppm
                              UN2188          Flammable
------------------------------------------------------------------------------------------------------------------------------------
Boron Tribromide-BBr(3)     10294-33-4          Toxic          II        50 ppm       380 ppm        5 ppm   15,600 lbs     1 ppm(c)
                              UN2692            WR-2
------------------------------------------------------------------------------------------------------------------------------------
Boron Trichloride-BCI(3)    10294-34-5       Corrosive(5)      II        25 ppm(7)  2,541 ppm      2.5 ppm      635 lbs     5 ppm
                              UN1741
------------------------------------------------------------------------------------------------------------------------------------
Boron Trifluoride-BF(3)      7637-07-2          Toxic          II        25 ppm       806 ppm      2.5 ppm      625 lbs     1 ppm(c)
                              UN1008            WR-1
------------------------------------------------------------------------------------------------------------------------------------
Bromine-BR(2)                7726-95-6       Highly Toxic       I         3 ppm       113 ppm      0.3 ppm        N/A     0.1 ppm
                              UN1744          Corrosive
                                              Oxidizer
------------------------------------------------------------------------------------------------------------------------------------
Carbon Monoxide-CO            630-08-0       Flammable(5)     III     1,200 ppm     3,614 ppm      120 ppm   30,000 lbs    50 ppm
                              UN1016
------------------------------------------------------------------------------------------------------------------------------------
Chlorine-CI(2)               7782-50-5          Toxic           I        10 ppm       293 ppm        1 ppm        N/A       1 ppm(c)
                              UN1017
------------------------------------------------------------------------------------------------------------------------------------
Cholorine Dioxide-CIO(2)    10049-04-4        Toxic UR-3        I         5 ppm       250 ppm      0.5 ppm        N/A     0.1 ppm
                              NA9191         Oxidizer WR-1
------------------------------------------------------------------------------------------------------------------------------------
Chlorine Trifluoride         7790-91-2          Toxic           I        20 ppm       299 ppm        2 ppm        N/A     0.1 ppm(c)
CIF(3)                        UN1749         Oxidizer WR-3
------------------------------------------------------------------------------------------------------------------------------------

Notes:  1. Class as defined in CFC: 1.) Health  Hazards  per Article 2;  Highly Toxic = <200 LC(50) Toxic = 200 - 2,000 LC (50)  2.)
           Physical Hazards per UFC Standard 79-3.
        2. IDLH values published in 1994 by the National Institute for Occupational Safety and Health (NIOSH).
        3. LC(50) data: Lowest reported value, 1 hour adjusted, taken from nationally reognized standards.
        4. PEL values  published by  OSHA (29 CFR, part 1910.1000, Table Z-1) dated 7/1/95. OSHA values used if available, otherwise
           TLV from ACGIH or Cal OSHA values used. (C) = Ceiling Limit.
        5. Moderately toxic as adopted by the cities of San Jose, Santa Clara, and Milpitas: LC(50) = 2,000 - 3,000.
        6. When used as a refrigerant, UBC Class does  not apply. See TGO consensus guidelines for additional information regarding ammonia refrigeration systems.
        7. IDLH determined by 0.01 of LC(50).
        8. Cal OSHA PEL, Title 8, Section 5155, 9/1/95.
        9. Threshold Limit Values (TLV) from the American Conference of Governmental Industrial Hygienists (1994-1995).

UN-015                                                               Page 1 of 4                                       Rev. 04/30/98


Common Toxic Gases As Defined By Toxic Gas Ordinance and CFC - Page 2 of 4                                             Rev. 04/30/98

------------------------------------------------------------------------------------------------------------------------------------
                             CAS No./         UBC/CFC         TGO                                               MAX
    GAS & FORMULA             UN No.          CLASS(1)       CLASS      IDLH(2)     LC(50)(3)        LOC         TQ        PEL(4)
------------------------------------------------------------------------------------------------------------------------------------
Diborane-B(2)H(6)           19278-45-7       Higly Toxic        I        15 ppm        80 ppm      1.5 ppm        N/A     0.1 ppm
                              UN1911       Flammable WR-2
------------------------------------------------------------------------------------------------------------------------------------
Dichlorosilane-SIH(2)        4109-96-0          Toxic          II        50 ppm       314 ppm        5 ppm    1,250 lbs     5 ppm(c)
CI(2)(HCI)                    UN2189          Flammable
------------------------------------------------------------------------------------------------------------------------------------
Ethylene Oxide-C(2)H(4)0     75-21-8       Flammable WR-1      II       800 ppm     4,350 ppm       80 ppm   20,000 lbs     1 ppm
                              UN1040         Toxic UR-3
------------------------------------------------------------------------------------------------------------------------------------
Fluorine-F(2)                7782-41-4       Highly Toxic      II        25 ppm       185 ppm      2.5 ppm      625 lbs   0.1 ppm
                              UN1045          Oxidizer
------------------------------------------------------------------------------------------------------------------------------------
Germane-Gell(4)              7782-65-2        UR-3 Toxic        I         6 ppm(7)    622 ppm      0.6 ppm        N/A     0.2 ppm(8)
(Old DOT Poison A)            UN2192          Flammable
------------------------------------------------------------------------------------------------------------------------------------
Hydrogen Bromide-HBr        10035-10-6       Corrosive(5)      II        30 ppm     2,858 ppm        3 ppm      750 lbs     3 ppm
                              UN1048
------------------------------------------------------------------------------------------------------------------------------------
Hydrogen Cloride-HCI         7647-01-0       Corrosive(5)      II        30 ppm     2,810 ppm        5 ppm    1,250 lbs     5 ppm(c)
                              UN1050
------------------------------------------------------------------------------------------------------------------------------------
Hydrogen Cyanide-HCN         74-90-8        Highly Toxic        I        50 ppm       140 ppm        5 ppm        N/A      10 ppm
                              UN1051         Flammable
------------------------------------------------------------------------------------------------------------------------------------
Hydrogen Floride-HF          7664-39-3         Toxic           II        30 ppm     1,276 ppm        3 ppm      750 lbs     3 ppm
                              UN1052
------------------------------------------------------------------------------------------------------------------------------------
Hydrogen Selenide-H(2)Se     7783-07-5      Highly Toxic        I         1 ppm         2 ppm      0.1 ppm        N/A    0.05 ppm
(Old Dot Poison A)            UN1749         Flammable
------------------------------------------------------------------------------------------------------------------------------------
Hydrogen Sulfide-H(2)S       7783-06-4         Toxic           II       100 ppm       444 ppm       10 ppm    2,500 lbs    20 ppm
                              UN1053         Flammable
------------------------------------------------------------------------------------------------------------------------------------

Notes:  1. Class as defined in CFC: 1.) Health  Hazards  per Article 2;  Highly Toxic = <200 LC(50) Toxic = 200 - 2,000 LC (50)  2.)
           Physical Hazards per UFC Standard 79-3.
        2. IDLH values published in 1994 by the National Institute for Occupational Safety and Health (NIOSH).
        3. LC(50) data: Lowest reported value, 1 hour adjusted, taken from nationally reognized standards.
        4. PEL values  published by  OSHA (29 CFR, part 1910.1000, Table Z-1) dated 7/1/95. OSHA values used if available, otherwise
           TLV from ACGIH or Cal OSHA values used. (C) = Ceiling Limit.
        5. Moderately toxic as adopted by the cities of San Jose, Santa Clara, and Milpitas: LC(50) = 2,000 - 3,000.
        6. When used as a refrigerant, UBC Class does  not apply. See TGO consensus guidelines for additional information regarding ammonia refrigeration systems.
        7. IDLH determined by 0.01 of LC(50).
        8. Cal OSHA PEL, Title 8, Section 5155, 9/1/95.
        9. Threshold Limit Values (TLV) from the American Conference of Governmental Industrial Hygienists (1994-1995).

Common Toxic Gases As Defined By Toxic Gas Ordinance and CFC - Page 3 of 4                                             Rev. 04/30/98

------------------------------------------------------------------------------------------------------------------------------------
                             CAS No./         UBC/CFC         TGO                                               MAX
    GAS & FORMULA             UN No.          CLASS(1)       CLASS      IDLH(2)     LC(50)(3)        LOC         TQ        PEL(4)
------------------------------------------------------------------------------------------------------------------------------------
Methyl Bromide-CH(3)Br       74-83-9            Toxic          II       250 ppm       854 ppm       25 ppm      625 lbs    20 ppm(c)
                              UN1062          Flammable
------------------------------------------------------------------------------------------------------------------------------------
Methylisocyanate-CH(3)       624-83-9        Highly Toxic       I         3 ppm        15 ppm      0.3 ppm        N/A    0.02 ppm
NCO                           UN2480       Flammable WR-2
------------------------------------------------------------------------------------------------------------------------------------
Methyl Mercaptan-CH(3)SH     74-93-1            Toxic          II       150 ppm       675 ppm       15 ppm    3,750 lbs    10 ppm(c)
                              UN1064          Flammable
------------------------------------------------------------------------------------------------------------------------------------
Methylamine-CH(3)NH(2)       74-89-5         Flammable(5)      II       100 ppm     7,010 ppm       10 ppm    2,500 lbs    10 ppm
                              UN1061          Corrosive
------------------------------------------------------------------------------------------------------------------------------------
Nickel Carbonyl-Ni(C0)(4)   13463-39-3       Highly Toxic       I         2 ppm        18 ppm      0.2 ppm        N/A   0.001 ppm
                              UN1259       Flammable WR-1
------------------------------------------------------------------------------------------------------------------------------------
Nitric Oxide-NO             10102-43-9       Highly Toxic       I       100 ppm       115 ppm       10 ppm        N/A      25 ppm
(Old DOT Poison A)            UN1660          Oxidizer
------------------------------------------------------------------------------------------------------------------------------------
Nitrogen Dioxide-NO(2)      10102-44-0       Highly Toxic       I        20 ppm       115 ppm        2 ppm        N/A       5 ppm(c)
(Old DOT Poison A)            UN1067        Oxidizer WR-1
------------------------------------------------------------------------------------------------------------------------------------
Nitrogen Trifluoride-NF(3)  7483-54-2        Oxidizer(5)       II     1,000 ppm     6,700 ppm      100 ppm   25,000 lbs    10 ppm
                              UN2451
------------------------------------------------------------------------------------------------------------------------------------
Phosgene-COCI(2)             75-44-5         Highly Toxic       I         2 ppm         5 ppm      0.2 ppm        N/A     0.1 ppm
(Old DOT Poison A)            UN1076            WR-1
------------------------------------------------------------------------------------------------------------------------------------
Phosphine-PH(3)             7803-51-2        Highly Toxic       I        50 ppm        22 ppm        5 ppm        N/A     0.3 ppm
(Old DOT Poison A)            UN2199         Pyrophoric
------------------------------------------------------------------------------------------------------------------------------------
Phosphorus Oxychloride     10025-87-3        Highly Toxic       I      0.96 ppm(7)     96 ppm    0.096 ppm    2,280 lbs 0.1 ppm(7,8)
POCI(3)                       UN1810            WR-2
------------------------------------------------------------------------------------------------------------------------------------

Notes:  1. Class as defined in CFC: 1.) Health  Hazards  per Article 2;  Highly Toxic = <200 LC(50) Toxic = 200 - 2,000 LC (50)  2.)
           Physical Hazards per UFC Standard 79-3.
        2. IDLH values published in 1994 by the National Institute for Occupational Safety and Health (NIOSH).
        3. LC(50) data: Lowest reported value, 1 hour adjusted, taken from nationally reognized standards.
        4. PEL values  published by  OSHA (29 CFR, part 1910.1000, Table Z-1) dated 7/1/95. OSHA values used if available, otherwise
           TLV from ACGIH or Cal OSHA values used. (C) = Ceiling Limit.
        5. Moderately toxic as adopted by the cities of San Jose, Santa Clara, and Milpitas: LC(50) = 2,000 - 3,000.
        6. When used as a refrigerant, UBC Class does  not apply. See TGO consensus guidelines for additional information regarding ammonia refrigeration systems.
        7. IDLH determined by 0.01 of LC(50).
        8. Cal OSHA PEL, Title 8, Section 5155, 9/1/95.
        9. Threshold Limit Values (TLV) from the American Conference of Governmental Industrial Hygienists (1994-1995).


Common Toxic Gases As Defined By Toxic Gas Ordinance and CFC - Page 4 of 4                                             Rev. 04/30/98

------------------------------------------------------------------------------------------------------------------------------------
                             CAS No./         UBC/CFC         TGO                                               MAX
    GAS & FORMULA             UN No.          CLASS(1)       CLASS      IDLH(2)     LC(50)(3)        LOC         TQ        PEL(4)
------------------------------------------------------------------------------------------------------------------------------------
Phosphorus Pentafluoride    7647-19-0           Toxic           I       2.6 ppm(7)    260 ppm     0.26 ppm        N/A       3 ppm
PF(5)                         UN2198        Oxdizer WR-1
------------------------------------------------------------------------------------------------------------------------------------
Phosphorus Trichoride       7719-12-2         Toxic UR2        II        25 ppm       208 ppm      2.5 ppm    3,518 lbs   0.5 ppm
PCI(3)                        UN1809        WR-2 Oxidizer
------------------------------------------------------------------------------------------------------------------------------------
Selenium Hexafluoride       7783-79-1        Highly Toxic       I         2 ppm        50 ppm      0.2 ppm        N/A     0.05 ppm
SeF(6)                        UN2194                                                                                       (as Se)
------------------------------------------------------------------------------------------------------------------------------------
Silicon Tetachloride       10026-04-7         Corrosive        II        50 ppm    16,000 ppm        5 ppm    4,835 lbs     5 ppm(c)
SiCI(4)(HCI)                  UN1818
------------------------------------------------------------------------------------------------------------------------------------
Silicon Tetrafluoride       7783-61-1           Toxic          II        30 ppm       450 ppm        3 ppm      750 lbs   0.1 ppm
SiF(4)(HF)                    UN1859            WR-2
------------------------------------------------------------------------------------------------------------------------------------
Stibine-SbH(3)              7803-52-3        Highly Toxic      II         5 ppm        20 ppm       0.5 ppm        N/A     0.1 ppm
                              UN2676          Flammable
------------------------------------------------------------------------------------------------------------------------------------
Sulfur Dioxide-SO(2)        7446-09-5        Corrosive(5)      II       100 ppm     2,520 ppm       10 ppm    2,500 lbs     5 ppm
                              UN1079
------------------------------------------------------------------------------------------------------------------------------------
Sulfur Pentafluroide        5714-22-7        Highly Toxic       I         1 ppm        79 ppm      0.1 ppm        N/A   0.025 ppm
SF(10)                                        Oxidizer
------------------------------------------------------------------------------------------------------------------------------------
Sulfuryl Fluoride           2699-79-8        Corrosive(5)     III       200 ppm     3,020 ppm       20 ppm   50,000 lbs     5 ppm
SO(2)F(2)                     UN2191
------------------------------------------------------------------------------------------------------------------------------------
Tellurium Hexafluoride      7783-80-4        Highly Toxic       I         1 ppm        25 ppm      0.1 ppm        N/A    0.02 ppm
TeF(6)                        UN2195                                                                                       (aste)
------------------------------------------------------------------------------------------------------------------------------------
Titanium Tetrachloride      7550-45-0        Highly Toxic      II       1.3 ppm        66 ppm     0.13 ppm    2,470 lbs
TiCI(4)                       UN1838        Water Reactive                                                                    -
------------------------------------------------------------------------------------------------------------------------------------
Tungsten Hexafluoride       7783-82-6           Toxic          II        30 ppm       217 ppm        3 ppm      750 lbs   0.1 ppm
WF(6)(HF)                     UN2196
------------------------------------------------------------------------------------------------------------------------------------

Notes:  1. Class as defined in CFC: 1.) Health  Hazards  per Article 2;  Highly Toxic = <200 LC(50) Toxic = 200 - 2,000 LC (50)  2.)
           Physical Hazards per UFC Standard 79-3.
        2. IDLH values published in 1994 by the National Institute for Occupational Safety and Health (NIOSH).
        3. LC(50) data: Lowest reported value, 1 hour adjusted, taken from nationally reognized standards.
        4. PEL values  published by  OSHA (29 CFR, part 1910.1000, Table Z-1) dated 7/1/95. OSHA values used if available, otherwise
           TLV from ACGIH or Cal OSHA values used. (C) = Ceiling Limit.
        5. Moderately toxic as adopted by the cities of San Jose, Santa Clara, and Milpitas: LC(50) = 2,000 - 3,000.
        6. When used as a refrigerant, UBC Class does  not apply. See TGO consensus guidelines for additional information regarding ammonia refrigeration systems.
        7. IDLH determined by 0.01 of LC(50).
        8. Cal OSHA PEL, Title 8, Section 5155, 9/1/95.
        9. Threshold Limit Values (TLV) from the American Conference of Governmental Industrial Hygienists (1994-1995).

DRAFT LETTER OF APPROVAL-HAZARDOUS MATERIALS DIVISION
                         CITY OF SANTA CLARA FIRE DEPARTMENT


We have reviewed the attached (insert chemical inventory, HMMP or appropriate document title) dated _____ and submitted by (insert landlord prospective tenant) in accordance with the terms of the Condition of Approval for the Orchard Properties Jay Street project.

Based on our review of the documents submitted, we approve this proposed use at the premises at _______ Jay Street, based on our finding that the proposed chemicals, quantities and uses do not have the potential to significantly impact the sensitive receptors outside the MCA building.

(signed)
HAZARDOUS MATERIALS DIVISION
CITY OF SANTA CLARA FIRE DEPARTMENT